Nationwide YourLifeSM Protection VUL – New York

Individual Flexible Premium Variable Universal Life Insurance Policies
issued by
Nationwide Life Insurance Company
through

Nationwide VLI Separate Account-7

The date of this prospectus is March 20, 2008

PLEASE KEEP THIS PROSPECTUS FOR FUTURE REFERENCE

Variable life insurance is complex, and this prospectus is designed to help you become as fully informed as possible in making your decision to purchase or not to purchase this variable life insurance policy.  We encourage you to take the time to understand the policy, its potential benefits and risks, and how it might or might not benefit you.  In consultation with your financial adviser, you should use this prospectus to compare the benefits and risks of this policy against those of other life insurance policies and alternative investment instruments.

Please read this entire prospectus and consult with a trusted financial adviser.  If you have policy-specific questions or need additional information, contact us.  Also, contact us for free copies of the prospectuses for the mutual funds available in the policy.

Telephone:	1-800-547-7548
TDD:	1-800-238-3035
Internet:	www.nationwide.com
U.S. Mail:	Nationwide Life Insurance Company
5100 Rings Road, RR1-04-D4
Dublin, OH 43017-1522

You should read your policy along with this prospectus.  This prospectus is not an offering in any jurisdiction where such offering may not lawfully be made.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of the prospectus.  Any representation to the contrary is a criminal offense.

This policy is NOT: a bank deposit; available in every state; or insured or endorsed by a bank or any federal government agency.
This policy MAY decrease in value to the point of being valueless.

The purpose of this policy is to provide life insurance protection for the beneficiary that you name.  If your primary need is not life insurance protection, then purchasing this policy may not be in your best interests.  We make no claim that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

In thinking about buying this policy to replace existing life insurance, please carefully consider its advantages versus those of the policy you intend to replace, as well as any replacement costs.  As always, consult your financial adviser.

Not all terms, conditions, benefits, programs, features and investment options are available or approved for use in every state.

We offer a variety of variable universal life policies.  Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others, including this policy.  These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.

Table of Contents
Page
In Summary: Policy Benefits	1
In Summary: Policy Risks	2
In Summary: Fee Tables	4
Policy Investment Options	10
Fixed Investment Option
Variable Investment Options
Valuation of Accumulation Units
How Sub-Account Investment Experience is Determined
Transfers Among and Between the Policy Investment Options	12
Sub-Account Transfers
Fixed Investment Option Transfers
Submitting a Transfer Request
The Policy	13
Generally
Policy Owner and Beneficiaries
Purchasing a Policy
Right to Cancel (Examination Right)
Premium Payments
Cash Value
Changing the Amount of Insurance Coverage
Right to Exchange
Annual Option to Purchase Paid Up Coverage
Terminating the Policy
Assigning the Policy
Reminders, Reports, and Illustrations
Standard Policy Charges	17
Sales Load
Premium Taxes
Short-Term Trading Fees
Illustration Charge
Partial Surrender Fee
Surrender Charges
Cost of Insurance Charge
Mortality and Expense Risk Charge
Administrative Per Policy Charge
Underwriting and Distribution Charge
Mutual Fund Operating Expenses
Reduction of Charges
A Note on Charges
Information on Underlying Mutual Fund Payments
Policy Riders and Rider Charges	22
Overloan Lapse Protection Rider
Adjusted Sales Load Rider
Children’s Term Insurance Rider
Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider
Spouse Life Insurance Rider
Accidental Death Benefit Rider
Premium Waiver Rider
Change of Insured Rider
Additional Term Insurance Rider
Waiver of Monthly Deductions Rider Extended Death Benefit Guarantee Rider
Policy Owner Services	32
Dollar Cost Averaging
Asset Rebalancing
Policy Loans	33
Loan Amount and Interest Charged
Collateral and Interest Earned
Net Effect of Policy Loans
Repayment

Table of Contents (continued)
Page
Lapse	33
Guaranteed Policy Continuation Provision
Grace Period
Reinstatement
Surrenders	34
Full Surrender
Partial Surrender
The Death Benefit	35
Calculation of the Death Benefit
Death Benefit Options
The Minimum Required Death Benefit
Changes in the Death Benefit Option
Incontestability
Suicide
Policy Maturity	36
Extending the Maturity Date
Payment of Policy Proceeds	36
Life Income with Payments Guaranteed Option
Joint and Survivor Life Option
Life Income Option
Taxes	37
Types of Taxes
Buying the Policy
Investment Gain in the Policy
Periodic Withdrawals, Non-Periodic Withdrawals, and Loans
Surrendering the Policy
Withholding
Exchanging the Policy for Another Life Insurance Policy
Taxation of Death Benefits
Terminal Illness
Special Considerations for Corporations
Taxes and the Value of Your Policy
Business Uses of the Policy
Non-Resident Aliens and Other Persons Who are not Citizens of the United States
Tax Changes
Nationwide Life Insurance Company	42
Nationwide VLI Separate Account-7	42
Organization, Registration, and Operation
Addition, Deletion, or Substitution of Mutual Funds
Voting Rights
Legal Proceedings	43
Nationwide Life Insurance Company
Nationwide Investment Services Corporation
Financial Statements	46
Appendix A: Sub-Account Information	47
Appendix B: Definitions	53
Appendix C: Surrender Charge Examples	56

Appendix B defines certain words and phrases used in this prospectus.

In Summary: Policy Benefits

Death Benefit

The primary benefit of your policy is life insurance coverage. While the policy is In Force, we will pay the Proceeds to your beneficiary when the Insured dies.

Your Choice of Death Benefit Options

Option One: The Death Benefit is the greater of the Specified Amount or the Minimum Required Death Benefit under federal tax law.

Option Two: The Death Benefit is the greater of the Specified Amount plus the Cash Value or the Minimum Required Death Benefit under federal tax law.

Choice of Policy Proceeds

You or your beneficiary may choose to receive the Policy Proceeds in a lump sum, or a variety of options that will pay out over time.

Coverage Flexibility

Subject to conditions, you may choose to:

•	change the Death Benefit option;
•	increase or decrease the Specified Amount;
•	change your beneficiaries; and
•	change who owns the policy.

Continuation of Coverage is Guaranteed

Your policy will remain In Force during the policy continuation period as long as you pay the Policy Continuation Premium Amount.

Access to Cash Value

Subject to conditions, you may:

•
Take a policy loan of no more than 90% of the Cash Value allocated to the Sub-Accounts plus 100% of the Cash Value allocated to the fixed investment options less any Surrender Charge.  The minimum loan amount is $200.

•	Take a partial surrender of at least $200.

•
Surrender the policy for its Cash Surrender Value at any time while the Insured is alive.  The Cash Surrender Value will be the Cash Value, less Indebtedness, and less the Surrender Charge.  You may choose to receive the Cash Surrender Value in a lump sum or over time.

Premium Flexibility

You will select a Premium payment plan for the policy.  Within limits, you may vary the frequency and amount of Premium payments, and you might even be able to skip making a Premium payment.

Investment Options

You may choose to allocate your Net Premiums to fixed or variable investment options.

The policy currently offers a fixed investment option which will earn interest daily at an annual effective rate of at least 3%.

The variable investment options offered under the policy are mutual funds designed to be the underlying investment options of variable insurance products.  Nationwide VLI Separate Account-7 contains one Sub-Account for each of the mutual funds offered in the policy.  Your variable account Cash Value will depend on the Investment Experience of the Sub-Accounts you choose.

Transfers Between and Among Investment Options

You may transfer between the fixed and variable investment options, subject to conditions.  You may transfer among the Sub-Accounts within limits.   We have implemented procedures intended to reduce the potentially detrimental impact that disruptive trading has on Sub-Account Investment Experience.  We also offer dollar cost averaging, an automated investment strategy that spreads out transfers over time to try to reduce the investment risks of market fluctuations.

Taxes

Unless you make a withdrawal, generally, you will not be taxed on any earnings of the policy.  This is known as tax deferral.  Also, your beneficiary generally will not have to include the Proceeds as taxable income.  Unlike other variable insurance products Nationwide offers, these Flexible Premium Variable Universal Life Insurance Policies do not require distributions to be made before the Insured's death.

Assignment

You may assign the policy as collateral for a loan or another obligation while the Insured is alive.

Examination Right

For a limited time, you may cancel the policy and receive a refund.  When you cancel the policy during your examination right the amount we refund will be Cash Value or, in certain states, the greater of the initial Premium payment or the policy's Cash Value.  If the policy is canceled, we will treat the policy as if it was never issued.

Riders

You may purchase one or more of the available Riders.  Rider availability varies by state and there may be an additional charge.  Riders available:

•	Overloan Lapse Protection Rider
•	Adjusted Sales Load Life Insurance Rider
•	Children’s Term Insurance Rider
•	Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider
•	Spouse Life Insurance Rider
•	Accidental Death Benefit Rider
•	Premium Waiver Rider
•	Change of Insured Rider (no charge)
•	Additional Term Insurance Rider
•	Waiver of Monthly Deductions Rider
•	Extended Death Benefit Guarantee Rider

In Summary: Policy Risks

Improper Use

Variable universal life insurance is not suitable as an investment vehicle for short-term savings.  It is designed for long-term financial planning.  You should not purchase the policy if you expect that you will need to access its Cash Value in the near future because substantial Surrender Charges will apply in the first several policy years.

Unfavorable Investment Experience

The Sub-Accounts you choose may not generate a sufficient return to keep the policy from Lapsing.  Poor Investment Experience could cause the Cash Value of your policy to decrease, which could result in a Lapse of insurance coverage.

Effect of Partial Surrenders and Policy Loans on Investment Returns

Partial surrenders or policy loans may accelerate a Lapse in insurance coverage.  When you take a partial surrender or policy loan, the Cash Value of your policy available for allocation to the Sub-Accounts and/or Fixed Account is reduced and you lose the ability to generate Sub-Account investment return on the surrendered/loaned amounts.  Thus, the remainder of your policy's Cash Value would have to generate enough investment return to cover policy and Sub-Account charges to keep the policy In Force (at least until you repay the policy loan or make another Premium payment).  Partial surrenders may also decrease the Death Benefit and total Specified Amount.  Policy loans do not participate in positive Investment Experience which may increase the risk of Lapse or the need to make additional Premium payments to keep the policy In Force.  The policy does have a Grace Period and the opportunity to reinstate insurance coverage.  Under certain circumstances, however, the policy could terminate without value and insurance coverage would cease.

Reduction of the Death Benefit

A partial surrender could, and a policy loan would, decrease the policy’s Death Benefit, depending on how the Death Benefit option relates to the policy’s Cash Value.

Adverse Tax Consequences

Existing federal tax laws that benefit this policy may change at any time.  These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion from taxable income of the Proceeds we pay to the policy's Beneficiary.  Partial and full surrenders from the policy may be subject to taxes.  The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code.  Generally, tax treatment on modified endowment contracts will be less favorable when compared to having the policy treated as a life insurance contract. For example, distributions and loans from modified endowment contracts may currently be taxed as ordinary income not a return of investment. For more detailed information concerning the tax consequences of this policy please see the Taxes provision. For detailed information regarding tax treatment on modified endowment contracts, please see the Periodic Withdrawals, Non-Periodic Withdrawals and Loans section of the Taxes provision. Consult a qualified tax adviser on all tax matters involving your policy.

The proceeds of a life insurance contract are includible in the insured's gross estate for federal income tax purposes if either (a) the proceeds are payable to the executor of the estate of the insured, or (b) the insured, at any time within 3 years prior to his or her death, possessed any incident of ownership in the policy.  For this purpose, the Treasury Regulations provide that the term" incident of ownership" is to construed very broadly, and includes any right that the insured may have with respect to the economic benefits in the policy, such as the power to change the beneficiary, surrender or cancel the policy, assign (or revoke the assignment if) the policy, pledge the policy for a loan, obtain a loan against the surrender value of the contract, etc. Consult a qualified tax adviser on all tax matters involving your policy.

Fixed Investment Option Transfer Restrictions and Limitations

We will not honor a request to transfer Cash Value to or from the fixed investment option until after the first policy year.  After the first policy year, we may require transfer requests from the fixed investment option be made within 30 days of the end of a calendar quarter, but not within 12 months of a previous request.  We may also limit what percentage of Cash Value, fixed investment option value, or variable account value that you may transfer to or from a fixed investment option.

Sub-Account Limitations

Frequent trading among the Sub-Accounts may dilute the value of Accumulation Units, cause the Sub-Account to incur higher transaction costs, and interfere with the Sub-Accounts' ability to pursue their stated investment objectives.  This could result in less favorable Investment Experience and a lower Cash Value.  Some mutual funds held by the Sub-Accounts assess a short-term trading fee in order to minimize the potentially adverse effects of short-term trading on the mutual fund.  We have instituted procedures to minimize disruptive transfers.  While we expect these procedures to reduce the adverse effect of disruptive transfers, we cannot ensure that we have eliminated these risks.

Sub-Account Investment Risk

A comprehensive discussion of the risks of the mutual funds held by each Sub-Account may be found in each mutual fund's prospectus.  Read each mutual fund's prospectus before investing.

In Summary: Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy.  The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Cash Value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Sales Load[1]	Upon making a Premium payment	Maximum: $65 from each $1,000 of Premium	Currently: $65 from each $1,000 of Premium
Premium Taxes[1]	Upon making a Premium payment	Maximum: $35 from each $1,000 of Premium	Currently: $35 from each $1,000 of Premium
Short-Term Trading Fee[2]	Upon transfer of Sub-Account value out of a Sub-Account within 60 days after allocation to that Sub-Account	Maximum: $10 per $1,000 transferred	Currently: $10 per $1,000 transferred
Illustration Charge[3]	Upon requesting an illustration	Maximum: $25	Currently: $0
Partial Surrender Fee	Upon a partial surrender	Maximum: lesser of $25 or 2% of the amount surrendered, from the policy's Cash Value	Currently: $0
Surrender Charge[4]	Upon surrender, policy Lapse, or certain Specified Amount decreases	Maximum: $45.73 per $1,000 of Specified Amount	Minimum: $0.00 per $1,000 of Specified Amount
Representative: an age 35 male preferred non-tobacco with a Specified Amount of $500,000 and a complete surrender of the policy in the first year	Upon surrender or policy Lapse	$9.30 per $1,000 of Specified Amount from the policy's Cash Value
Overloan Lapse Protection Rider Charge[5]	Upon invoking the Rider	Maximum: $42.50 per $1,000 of Cash Value	Minimum: $1.50 per $1,000 of Cash Value
Representative: an Attained Age 85 Insured with a Cash Value of $500,000	Upon invoking the Rider	$32 per $1,000 of Cash Value

Representative costs may vary from the cost you would incur.  Ask for an illustration or see the Policy Data Page for more information on the costs applicable to your policy.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including mutual fund operating expenses.

Periodic Charges Other Than Mutual Fund Operating Expenses[6]
Charge	When Charge is Deducted	Amount Deducted From Cash Value
Cost of Insurance Charge[7]	Monthly	Maximum: $83.34 per $1,000 of Net Amount At Risk	Minimum: $0.00 per $1,000 of Net Amount At Risk
Representative: an age 35 male preferred non-tobacco with a Specified Amount of $500,000 and Death Benefit Option One	Monthly	$0.10 per $1,000 of Net Amount At Risk
Mortality and Expense Risk Charge[8]	Monthly	Maximum: $0.67 per $1,000 of all variable Cash Value for all policy years	Currently: $0.67 per $1,000 of all variable Cash Value for all policy years
Administrative Per Policy Charge	Monthly	Maximum: $9 per policy	Currently: $9 per policy
Underwriting and Distribution Charge[9]	Monthly	Maximum: $0.20 per $1,000 of Base Policy Specified Amount	Currently: $0.00 per $1,000 of Base Policy Specified Amount
Representative: an issue of age 35, in the first policy year, male preferred non-tobacco with a Specified Amount of $500,000 and Death Benefit Option One	Monthly	$0.12 per $1,000 of Base Policy Specified Amount
Policy Loan Interest Charge[10]	Annually	Maximum: 4.5% of outstanding policy loan	Currently: 4.5% of outstanding policy loan

Representative costs may vary from the cost you would incur.  Ask for an illustration or see the Policy Data Pages for more information on the costs applicable to your policy.

Periodic Charges Other Than Mutual Fund Operating Expenses For Riders[11]
Rider Charge	When Rider Charge is Deducted	Amount Deducted from Cash Value
Adjusted Sales Load Rider Charge	Monthly	Maximum for each 1% of Premium Load replaced: $0.14 for each $1,000 of aggregate Premiums	Currently: $0.14 for each $1,000 of aggregate Premiums
Children’s Term Insurance Rider Charge	Monthly	Maximum: $0.43 per $1,000 of Rider Specified Amount	Currently: $0.43 per $1,000 of Rider Specified Amount
Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider Charge[12]	Monthly	Maximum: $28.65 per $1,000 of Rider Net Amount At Risk	Minimum: $0.00 per $1,000 of Rider Net Amount At Risk
Representative: an Attained Age 35 male preferred non-tobacco	Monthly	$0.02 per $1,000 of Rider Net Amount At Risk
Spouse Life Insurance Rider Charge[13]	Monthly	Maximum: $10.23 per $1,000 of Rider Specified Amount	Minimum: $0.00 per $1,000 of Rider Specified Amount
Representative Spouse: an Attained Age 35 female non-tobacco with a Rider Specified Amount of $100,000	Monthly	$0.11 per $1,000 of Rider Specified Amount
Accidental Death Benefit Rider Charge[14]	Monthly	Maximum: $0.75 per $1,000 of Rider Specified Amount	Minimum: $0.05 per $1,000 of Rider Specified Amount
Representative: an Attained Age 35 male preferred non-tobacco with a Rider Specified Amount of $100,000	Monthly	$0.06 per $1,000 of Rider Specified Amount
Continued on Next Page

Periodic Charges Other Than Mutual Fund Operating Expenses For Riders[11] (continued)
Waiver of Monthly Deductions Rider Charge[15]	Monthly	Maximum: $855 per $1,000 of Waiver of Monthly Deduction Benefit	Minimum: $85 per $1,000 of Waiver of Monthly Deduction Benefit
Representative: an age 35 male preferred non-tobacco with a Specified Amount of $500,000 and Death Benefit Option One	Monthly	$85 per $1,000 of Waiver of Monthly Deduction Benefit, taken proportionally from the Sub-Accounts and the Fixed Account
Premium Waiver Rider Charge[16]	Monthly	Maximum: $315 per $1,000 of Premium Waiver Benefit	Minimum: $42 per $1,000 of Premium Waiver Benefit
Representative: an age 35 male preferred non-tobacco	Monthly	$42 per $1,000 of Premium Waiver Benefit
Additional Term Insurance Rider Charge [17]	Monthly	Maximum: $83.34 per $1,000 of Rider Death Benefit	Minimum: $0.02 per $1,000 of Rider Death Benefit
Representative: an issue age 35 male, in the first policy year, preferred non-tobacco with a Rider Specified Amount of $250,000 and a Total Specified Amount of $500,000	Monthly	$0.05 per $1,000 of Rider Death Benefit
Extended Death Benefit Guarantee Rider[18]	Monthly	Maximum: $0.16 per $1,000 of base Specified Amount	Minimum: $0.01 per $1,000 of base Specified Amount
Representative: an age 35 male preferred non-tobacco with an Extended Death Benefit Guarantee Percentage of 100%, a lifetime Extended Death Benefit Guarantee Duration,  and a base Specified Amount of $500,000
	Monthly	$0.06 per $1,000 of base Specified Amount

The next item shows the minimum and maximum total operating expenses, as of December 31, 2006, charged by the underlying mutual funds that you may pay periodically during the time that you own the policy.  More detail concerning each mutual fund's fees and expenses is contained in the mutual fund's prospectus.  Please contact us, at the telephone numbers or address on the first page of this prospectus, for free copies of the prospectuses for the mutual funds available under the policy.

Total Annual Mutual Fund Operating Expenses
Total Annual Mutual Fund Operating Expenses (expenses that are deducted from the mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses)	Minimum 0.27%	Maximum 1.36%

1 We deduct one charge comprised of the Sales Load and Premium Taxes.  On the Policy Data Page and throughout this prospectus, this combined charge is referred to as the Premium Load. The Premium Load varies by policy based on the amount of Premium paid and length of time the policy has been In Force.  The maximum Sales Load and Premium Taxes (the Premium Load) in the table is shown on an annualized basis and reflects the maximum that may be charged in any policy year.  Currently, the maximum is only charged during the first five policy years when Premiums paid is less than the commissionable target premium amount attributed to a particular policy.  On a current basis, the Premium Load will decrease the longer your policy remains In Force.  For a complete schedule of the current charges see the Sales Load and Premium Taxes sections of this prospectus.

2 Short-Term Trading Fees are only assessed in connection with Sub-Accounts that correspond to underlying mutual funds that assess a short-term trading fee to the variable account.  Some underlying mutual funds may refer to short-term trading fees as redemption fees.  Sub-Accounts that may assess a short-term trading fee are identified in with an "†" symbol in the Variable Investment Options section of this prospectus and in the Sub-Account descriptions provided in Appendix A.

3 If we begin to charge for illustrations, you will be expected to pay the Illustration Charge in cash at the time of the request.  This charge will not be deducted from the policy's Cash Value.

4 The Surrender Charge varies by policy based on individual characteristics of the person being Insured.The Surrender Charge decreases gradually each year after either the 2nd or 3rd policy anniversary, depending on the Insured's age at the time the policy is issued. When assessed, the Surrender Charge is taken from the policy’s Cash Value. A Surrender Charge will be assessed for Specified Amount decreases that completely reverse one or more previous Specified Amount increases. The maximum Surrender Charge calculation assumes: the Insured is a male, age 70, standard tobacco; the Specified Amount is $100,000, a full surrender is taken during the first policy year; and the aggregate first year Premium exceeds the surrender target premium.The minimum Surrender Charge calculation assumes the Insured is either male or female; any age; any underwriting classification; any amount of Premium was paid at any time; and a full surrender is taken in policy year 15. The charges shown may not be representative of the charges that a particular policy owner may pay. For a detailed description of the charge, including where to find examples, see the Surrender Charges sections of this prospectus.

5 The Overloan Lapse Protection Rider Charge varies by policy based on Attained Age of the Insured and the policy's Cash Value.  This charge is deducted proportionally from the Sub-Accounts and the Fixed Account.

6 Except for the Mortality and Risk Expense Charge which is only deducted proportionally from the Sub-Accounts, all charges described in the Periodic Charges Other Than Mutual Fund Operating Expenses table are taken proportionally from the Sub-Accounts and the Fixed Account.

7 The Cost of Insurance Charge varies by policy based on individual characteristics of the person being insured. The Maximum charge assumes: the Insured is a male; issue age 45; policy year 75; standard tobacco; and a Base Policy Specified Amount of $100,000. The Minimum charge assumes: the Insured is either male or female; Attained Age 121; any underwriting classification; any Base Policy Specified Amount; and any policy year on or after the policy anniversary the Insured reached Attained Age 121. The charges shown may not be representative of the charges that a particular policy owner may pay. For a detailed description of the Cost of Insurance Charge see the Cost of Insurance Charge section of this prospectus.

8 The Mortality and Expense Risk Charge varies by policy based on the amount of the policy's Cash Value allocated to the Sub-Accounts and length of time the policy has been In Force.  The maximum Mortality and Expense Risk Charge shown in the table is shown on an annualized basis and reflects the maximum that may be charged in any policy month based on any dollar amount allocated to the variable Sub-Accounts.  Currently, the maximum is only charged during the first 15 policy years when Cash Value allocated to the variable Sub-Accounts is $250,000 or less.  On a current basis, the Mortality and Expense Risk Charge will decrease the longer your policy remains In Force and/or as greater amounts of Cash Value are allocated to the variable Sub-Accounts.  For a complete schedule of the current charges by length of time the policy has been In Force and variable Sub-Account Cash Value, see the Mortality and Risk Expense Charge section of this prospectus.

9 The Underwriting and Distribution Charge varies by policy based on the Base Policy Specified Amount, the length of time the policy has been In Force, and the Attained Age of the Insured at the time of issue. The Maximum charge assumes: policy year 1; an issue age of 85; and Base Policy Specified Amount of $250,000. The Minimum charge assumes: a policy in effect in years 8 and thereafter, as measured from the Policy Date for the initial Specified Amount; the Insured is either male or female; any age; any underwriting classification; and any Base Policy Specified Amount. The charges shown may not be representative of the charges that a particular policy owner may pay. For a more detailed description of the charge, including a complete schedule of charges, see the Underwriting and Distribution Charge section of this prospectus.

10 For more information, see the Net Effect of Policy Loans section of this prospectus.

11 All charges described in the Periodic Charges Other Than Mutual Fund Operating Expenses For Riders table are taken proportionally from the Sub-Accounts and the Fixed Account.

12 The Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider Charge assessed will vary based on individual characteristics of the person being insured. The Maximum charge assumes: the Insured is a female, Attained Age 99, standard tobacco with a substandard rating table P. The Minimum charge assumes: the Insured is either male or female; is Attained Age 100; and any underwriting classification. The charges shown may not be representative of the charges that a particular policy owner may pay. For a detailed description of the Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider Charge see the Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider section of this prospectus.

13 The Spouse Life Insurance Rider Charge will vary based on individual characteristics of the person being insured. The Maximum charge assumes: the Insured is a male, Attained Age 69, standard tobacco with a Substandard Rating of table F; a flat extra charge of $1.25 per $1,000 per month; and a Rider Specified Amount of $25,000. The Minimum charge assumes: the Insured is female, Attained Age 21, standard non-tobacco, no Substandard Rating or flat extra charge; and a Rider Specified Amount of $100,000. The charges shown may not be representative of the charges that a particular policy owner may pay. For a detailed description of the Spouse Life Insurance Rider Charge see the Spouse Life Insurance Rider section of this prospectus.

14 The Accidental Death Benefit Rider Charge will vary based on individual characteristics of the person being insured. The Maximum charge assumes: the Insured is Attained Age 69, with a Substandard Rating of table P. The Minimum charge assumes: the Insured is Attained Age 5, no Substandard Rating. The charges shown may not be representative of the charges that a particular policy owner may pay. For a detailed description of the Accidental Death Benefit Rider Charge see the Accidental Death Benefit Rider section of this prospectus.

15The Waiver of Monthly Deductions Rider Charge will vary based on individual characteristics of the person being insured. The Maximum charge assumes: the Insured is Attained Age 64, with a Substandard Rating of table H. The Minimum charge assumes: the Insured is male, Attained Age 18, with no Substandard Rating. The charges shown may not be representative of the charges that a particular policy owner may pay. For a detailed description of the Waiver of Monthly Deductions Rider Charge see the Waiver of Monthly Deductions Rider section of this prospectus.

16 The Premium Waiver Rider Charge varies by policy based on the premium waiver benefit elected and individual characteristics of the person being insured.  The maximum and minimum charges shown in the table assume monthly Premium payments of $1,000.The Maximum charge assumes: monthly Premium payments of $1,000; the Insured is a female, Attained Age 64, with a Substandard Rating of table H. The Minimum charge assumes: monthly Premium payments of $1,000; the Insured is male, Attained Age 18;and any underwriting classification. The charges shown may not be representative of the charges that a particular policy owner may pay. For a detailed description of the Premium Waiver Rider Charge see the Premium Waiver Rider section of this prospectus.

17 The Additional Term Insurance Rider Charge varies by policy based on individual characteristics of the person being insured.  The monthly charge is a product of the Rider’s monthly cost of insurance rate and the Rider Death Benefit. The Maximum charge assumes: the Insured is either male or female; Attained Age 119; policy year 75; any underwriting classification; and any Total Specified Amount.  The Minimum charge assumes: the Insured is female, issue age 5, policy year 1, and a Total Specified Amount of $1,000,000. The charges shown may not be representative of the charges that a particular policy owner may pay. For a detailed description of the Additional Term Insurance Rider Charge see the Additional Term Insurance Rider section of this prospectus.

18The Extended Death Benefit Guarantee Rider charge varies by policy based on the Insured’s sex, issue age, underwriting class and the elected duration of the Specified Amount to be guaranteed by this Rider.  The Maximum charge assumes: the Insured is either male or female; any issue age; any underwriting classification; and elected lifetime duration of the Specified Amount to be guaranteed by this Rider. The Minimum charge assumes: the Insured is female, issue age 18; preferred non-tobacco; and a 20 year duration of the Specified Amount to be guaranteed by this Rider. The charge is deducted proportionally from the Sub-Accounts and Fixed Account. The charges shown may not be representative of the charges that a particular policy owner may pay. For a detailed description of the Extended Death Benefit Guarantee Rider Charge see the Extended Death Benefit Guarantee Rider section of this prospectus.

Policy Investment Options

You designate how your Net Premium payments are allocated among the Sub-Accounts and/or the fixed investment options.  Allocation instructions must be in whole percentages and the sum of the allocations must equal 100%.

Fixed Investment Option

There is currently one fixed investment option available under the policy: the Fixed Account. Net Premium that you allocate to the fixed investment option is held in the fixed account, which is part of our general account.

The general account is not subject to the same laws as the separate account and the SEC has not reviewed the disclosures in this prospectus relating to the fixed investment option.

The general account contains all of our assets other than those in the separate accounts, and funds the fixed investment options.  These assets are subject to our general liabilities from business operations and are used to support our insurance and annuity obligations.  We bear the full investment risk for all amounts allocated to the fixed investment options.  The amounts you allocate to a fixed investment option will not share in the investment performance of our general account.  Rather, the investment income you earn on your allocations will be based on varying interest crediting rates that we set.

We guarantee that the amounts you allocate to the fixed investment option will be credited interest daily at a net effective annual interest rate of no less than the interest crediting rate shown on the Policy Data Page.  Interest crediting rates are set at the beginning of each calendar quarter.  We will credit any interest in excess of the guaranteed interest crediting rate at our sole discretion.  You assume the risk that the actual interest crediting rate may not exceed the guaranteed interest crediting rate.  Premiums applied to the policy at different times may receive different interest crediting rates.  The interest crediting rate may also vary for new Premiums versus Sub-Account transfers.  Interest that we credit to the fixed investment option may be insufficient to pay the policy’s charges.

Variable Investment Options

The variable investment options available under the policy are Sub-Accounts that correspond to mutual funds that are registered with the SEC.  The mutual funds' registration with the SEC does not involve the SEC's supervision of the management or investment practices or policies of the mutual funds.  The mutual funds listed are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.

Each Sub-Account’s assets are held separately from the assets of the other Sub-Accounts, and each Sub-Account portfolio has investment objectives and policies that are different from those of the other Sub-Accounts.  The result is that each Sub-Account operates independently of the other Sub-Accounts so the income or losses of one Sub-Account will not affect the Investment Experience of any other Sub-Account.  The Sub-Accounts available through this policy are listed below.  For more information on the mutual funds, please refer to "Appendix A: Sub-Account Information" or the prospectus for the mutual fund.

AIM Variable Insurance Funds
•	AIM V.I. Capital Development Fund: Series I Shares
American Century Variable Portfolios, Inc.
•	American Century VP Mid Cap Value Fund: Class I
•	American Century VP Value Fund: Class I*
American Century Variable Portfolios II, Inc.
•	American Century VP Inflation Protection Fund: Class II
Dreyfus
•	Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
•	Dreyfus Stock Index Fund, Inc.: Initial Shares
•	Dreyfus Variable Investment Fund –Appreciation Portfolio: Initial Shares
Fidelity Variable Insurance Products Fund
•	VIP Equity-Income Portfolio: Service Class*
•	VIP Growth Portfolio: Service Class
•	VIP Overseas Portfolio: Service Class R†
•	VIP Investment Grade Bond Portfolio: Service Class*
•	VIP Mid Cap Portfolio: Service Class
•	VIP Energy Portfolio: Service Class 2†
•	VIP Freedom Fund 2010 Portfolio: Service Class
•	VIP Freedom Fund 2020 Portfolio: Service Class
•	VIP Freedom Fund 2030 Portfolio: Service Class
Franklin Templeton Variable Insurance Products Trust
•	Franklin Income Securities Fund: Class 2
•	Franklin Small Cap Value Securities Fund: Class 1
•	Templeton Foreign Securities Fund: Class 3†
•	Templeton Global Income Securities Fund: Class 3†
Janus Aspen Series
•	Forty Portfolio: Service Shares
•	International Growth Portfolio: Service II Shares†
Lehman Brothers Advisers Management Trust
•	AMT Short Duration Bond Portfolio: I Class*
MFS® Variable Insurance Trust
•	MFS Value Series: Initial Class
Nationwide Variable Insurance Trust (“NVIT”)
•	American Funds NVIT Asset Allocation Fund: Class II
•	American Funds NVIT Bond Fund: Class II
•	American Funds NVIT Global Growth Fund: Class II
•	American Funds NVIT Growth Fund: Class II
•	American Funds NVIT Growth-Income Fund: Class II
•	Federated NVIT High Income Bond Fund: Class III*†
•	Gartmore NVIT Emerging Markets Fund: Class III†
•	Nationwide Multi-Manager NVIT Small Cap Growth Fund: Class I
•	Nationwide Multi-Manager NVIT Small Cap Value Fund: Class I
•	Nationwide Multi-Manager NVIT Small Company Fund: Class I
•	Nationwide NVIT Global Health Sciences Fund: Class III†
•	Nationwide NVIT Global Technology and Communications Fund: Class III†
•	Nationwide NVIT Government Bond Fund: Class I

•	Nationwide NVIT Investor Destinations Funds: Class II
➢	Nationwide NVIT Investor Destinations Conservative Fund: Class II
➢	Nationwide NVIT Investor Destinations Moderately Conservative Fund: Class II
➢	Nationwide NVIT Investor Destinations Moderate Fund: Class II
➢	Nationwide NVIT Investor Destinations Moderately Aggressive Fund: Class II
➢	Nationwide NVIT Investor Destinations Aggressive Fund: Class II
•	Nationwide NVIT Mid Cap Growth Fund: Class I
•	Nationwide NVIT Money Market Fund: Class I
•	Nationwide NVIT U.S. Growth Leaders Fund: Class I
•	NVIT International Index Fund: Class VI†
•	NVIT International Value Fund: Class III†
•	NVIT Mid Cap Index Fund: Class I
•	NVIT Nationwide® Fund: Class I
•	Van Kampen NVIT Comstock Value Fund: Class I*
•	Van Kampen NVIT Multi Sector Bond Fund: Class I*
Oppenheimer Variable Account Funds
•	Oppenheimer Capital Appreciation Fund/VA: Non-Service Shares
•	Oppenheimer Global Securities Fund/VA: Class 3†
•	Oppenheimer High Income Fund/VA: Class 3†
•	Oppenheimer Main Street Fund®/VA: Non-Service Shares
•	Oppenheimer Main Street Small Cap Fund®/VA: Non-Service Shares
T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Blue Chip Growth Portfolio: Class II
•	T. Rowe Price Equity Income Portfolio: Class II
Van Kampen
The Universal Institutional Funds, Inc.
•	Core Plus Fixed Income Portfolio: Class I*

*These underlying mutual funds may invest in lower quality debt securities commonly referred to as junk bonds.

†These underlying mutual funds assess a short-term trading fee.

Valuation of Accumulation Units

We account for the value of your interest in the Sub-Accounts by using Accumulation Units.  The number of Accumulation Units associated with a given Premium allocation is determined by dividing the dollar amount of Premium you allocated to the Sub-Account by the Accumulation Unit value for the Sub-Account, which is determined at the end of the Valuation Period that the allocation was received.  The number of Accumulation Units a given Net Premium allocation purchases will not change.  However, the value of each Accumulation Unit will vary daily based on the Investment Experience of the mutual fund in which the Sub-Account invests.

On each day that the New York Stock Exchange ("NYSE") is open, each of the mutual funds in which the Sub-Accounts invest will determine its Net Asset Value ("NAV") per share.  We use each mutual fund's NAV to calculate the daily Accumulation Unit value for the corresponding Sub-Account.  Note, however, that the Accumulation Unit value will not equal the mutual fund's NAV. This daily Accumulation Unit valuation process is referred to as "pricing" the Accumulation Units.

We will price Accumulation Units on any day that the NYSE is open for business.  Any transaction that you submit on a day when the NYSE is closed will not be effective until the next day that the NYSE is open for business.  Accordingly, we will not price Accumulation Units on these recognized holidays:

●New Year's Day	●Independence Day
●Martin Luther King, Jr. Day	●Labor Day
●Presidents’ Day	●Thanksgiving
●Good Friday	●Christmas
●Memorial Day

In addition, we will not price Accumulation Units if:

(1)	trading on the NYSE is restricted;

(2)	an emergency exists making disposal or valuation of securities held in the separate account impracticable; or

(3)	the SEC, by order, permits a suspension or postponement for the protection of security holders.

SEC rules and regulations govern when the conditions described in items (2) and (3) exist.

Any transactions that we receive after the close of the NYSE will be effective as of the next Valuation Period that the NYSE is open.

How Sub-Account Investment Experience is Determined

The number of Accumulation Units in your policy will not change unless you add, remove, or transfer Premium, or for deduction of charges from the Sub-Accounts.  However, the value of those Accumulation Units will vary daily depending on the Investment Experience of the mutual fund in which the Sub-Account invests.  We account for these performance fluctuations by using a "net investment factor", as described below, in our daily Sub-Account valuation calculations.

Changes in the net investment factor may not be directly proportional to changes in the NAV of the mutual fund shares.

We determine the net investment factor for each Sub-Account on each Valuation Period by dividing (a) by (b), where:

(a)  is the sum of:

•	the NAV per share of the mutual fund held in the Sub-Account as of the end of the current Valuation Period; and

•	the per share amount of any dividend or income distributions made by the mutual fund (if the date of the dividend or income distribution occurs during the current Valuation Period); plus or minus

•
a per share charge or credit for any taxes reserved for as a result of the Sub-Account's investment operations if changes to the law result in a modification to the tax treatment of the separate account; and

(b)	is the NAV per share of the mutual fund determined as of the end of the immediately preceding Valuation Period.

At the end of each Valuation Period, we determine the Sub-Account's Accumulation Unit value.  The Accumulation Unit value for any Valuation Period is determined by multiplying the Accumulation Unit value as of the prior Valuation Period by the net investment factor for the Sub-Account for the current Valuation Period.

Transfers Among and Between the Policy Investment Options

Sub-Account Transfers

Policy owners may request transfers to or from the Sub-Accounts once per valuation day, subject to the terms and conditions described in this prospectus and the prospectuses of the underlying mutual funds.

Neither the policies nor the mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as "market-timing" or "short-term trading").  If you intend to use an active trading strategy, you should consult your registered representative and request information on other Nationwide policies that offer mutual funds that are designed specifically to support active trading strategies.

We discourage (and will take action to deter) short-term trading in this policy because the frequent movement between or among Sub-Accounts may negatively impact other investors in the policy.  Short-term trading can result in:

•	the dilution of the value of the investors' interests in the mutual fund;

•
mutual fund managers taking actions that negatively impact performance (i.e., keeping a larger portion of the mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

•	increased administrative costs due to frequent purchases and redemptions.

To protect investors in this policy from the negative impact of these practices, we have implemented, or reserve the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies.  We cannot guarantee that our attempts to deter active trading strategies will be successful.  If active trading strategies are not successfully deterred by our actions, the performance of Sub-Accounts that are actively traded will be adversely impacted. Policy owners remaining in the affected Sub-Account will bear any resulting increased costs.

Short-term Trading Fees.  Some mutual funds assess a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of the allocation to the Sub-Account.  The fee is assessed against the amount transferred and is paid to the mutual fund.  These fees compensate the mutual fund for any negative impact on fund performance resulting from short-term trading.  Some underlying mutual funds may refer to short-term trading fees as "redemption fees."

U.S. Mail Restrictions.  We monitor transfer activity in order to identify those who may be engaged in harmful trading practices.  Transaction reports are produced and examined.  Generally, a policy may appear on these reports if the policy owner (or a third party acting on their behalf) engages in a certain number of "transfer events" in a given period.  A "transfer event" is any transfer, or combination of transfers, occurring in a given Valuation Period.  For example, if a policy owner executes multiple transfers involving 10 Sub-Accounts in 1 day, this counts as 1 transfer event.  A single transfer occurring in a given Valuation Period that involves only 2 Sub-Accounts (or one Sub-Account if the transfer is made to or from a fixed investment option) will also count as 1 transfer event.

As a result of this monitoring process, we may restrict the form in which transfer requests will be accepted.  In general, we will adhere to the following guidelines:

Trading Behavior	Nationwide's Response
6 or more transfer events in one calendar quarter
Nationwide will mail a letter to the policy owner notifying them that:
(1)  they have been identified as engaging in harmful trading practices; and
(2)  if their transfer events exceed 11 in 2 consecutive calendar quarters or 20 in one calendar year, the policy owner will be limited to submitting transfer requests via U.S. mail.

More than 11 transfer events in 2 consecutive calendar quarters OR More than 20 transfer events in one calendar year	Nationwide will automatically limit the policy owner to submitting transfer requests via U.S. mail.

Each January 1st, we will start the monitoring anew, so that each policy starts with 0 transfer events each January 1.  See, however, the "Other Restrictions" provision below.

Managers of Multiple Contracts.  Some investment advisers/representatives manage the assets of multiple Nationwide contracts pursuant to trading authority granted or conveyed by multiple policy owners.  These multi-contract advisers will be required by Nationwide to submit all transfer requests via U.S. mail.

Other Restrictions.  We reserve the right to refuse or limit transfer requests, or take any other action we deem necessary, in order to protect policy owners and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some policy owners (or third parties acting on their behalf).  In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by us to constitute harmful trading practices, may be restricted.

Any restrictions that we implement will be applied consistently and uniformly.  In the event a restriction we impose results in a transfer request being rejected, we will notify you that your transfer request has been rejected.  If a short-term trading fee is assessed on your transfer, we will provide you a confirmation of the amount of the fee assessed.

Underlying Mutual Fund Restrictions and Prohibitions.  Pursuant to regulations adopted by the SEC, we are required to enter into written agreements with the underlying mutual funds which allow the underlying mutual funds to:

(1)	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any of our policy owners;

(2)	request the amounts and dates of any purchase, redemption, transfer or exchange request (“transaction information”); and

(3)
instruct us to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the underlying mutual fund (whose policies may be more restrictive than our policies).

We are required to provide such transaction information to the underlying mutual funds upon their request.  In addition, we are required to restrict or prohibit further purchases or requests to exchange into an underlying mutual fund upon instruction from the underlying mutual fund.  We and any affected policy owner may not have advance notice of such instructions from an underlying mutual fund to restrict or prohibit further purchases or requests to exchange into an underlying mutual fund.  If an underlying mutual fund refuses to accept a purchase or request to exchange into the underlying mutual fund submitted by us, we will keep any affected policy owner in their current underlying mutual fund allocation.

Fixed Investment Option Transfers

Prior to the policy’s Maturity Date, you may make transfers involving the fixed investment option (the Fixed Account).  These transfers will be in dollars.  We reserve the right to limit the number of times and frequency of transfers involving the fixed investment option.  Specifically, we may prohibit you from transferring to or from the fixed investment option before the end of the first policy year and we may limit you to 1 transfer every 12 months.

Transfers to the Fixed Investment Option.  On transfers to the fixed investment option, we may prohibit you from transferring more than 25% of the Cash Value allocated to the Sub-Accounts as of the close of business on the prior Valuation Period.  Additionally, we reserve the right to refuse any transfer to the fixed investment options if that fixed investment option’s Cash Value comprises more than 30% of the policy’s Cash Value.

Transfers from the Fixed Investment Option.  On transfers from the Fixed Account, we may prohibit you, in any policy year, from transferring more than 25% of the Cash Value of the Fixed Account as of the end of the previous policy year (subject to state restrictions).  Transfers out of the fixed investment option will be on a last-in, first-out basis (LIFO).

Any restrictions that we implement will be applied consistently and uniformly.

Submitting a Transfer Request

You can submit transfer requests in writing to our Home Office via first class U.S. mail or via the telephone.  Transfers between variable the Sub-Accounts and fixed investment option may also be made over the Internet.  Our contact information is on the first page of this prospectus.  Your transfer request will be valued based on the Accumulation Unit Value next determined after we receive your request.  For more information regarding valuation of Accumulation Units, see "Valuation of Accumulation Units" beginning on page 11.

We will use reasonable procedures to confirm that transfer instructions are genuine and will not be liable for following instructions that we reasonably determine to be genuine.

Any computer system or telephone can experience slowdowns or outages that could delay or prevent our ability to process your request.  Although we have taken precautions to help our systems handle heavy usage, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, please make your transfer request in writing.

The Policy

Generally

The policy is a legal contract.  It will comprise and be evidenced by: a written contract; any Riders; any endorsements; the Policy Data Page; and the application, including any supplemental application.  We will consider the statements you make in the application as representations, and we will rely on them as being true and complete.  However, we will not void the policy or deny a claim unless a statement is a material misrepresentation.  If you make an error or misstatement on the application, we will adjust the Death Benefit and Cash Value accordingly.

Any modification (or waiver) of our rights or requirements under the policy must be in writing and signed by our president or corporate secretary.  No agent may bind us by making any promise not contained in the policy.

We may modify the policy, our operations, or the separate account’s operations to meet the requirements of any law (or regulation issued by a government agency) to which the policy, our company, or the separate account is subject.  We may modify the policy to assure that it continues to qualify as a life insurance contract under the federal tax laws.  We will notify you of all modifications and we will make appropriate endorsements to the policy.

The policy is nonparticipating, meaning that we will not be contributing any operating profits or surplus earnings toward the policy Proceeds.

To the extent permitted by law, policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors (except as may be provided by assignment).

In order to comply with the USA Patriot Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent contracts described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.

Policy Owner and Beneficiaries

Policy Owner.  The policy belongs to the owner named in the application.  You, as policy owner, may exercise all policy rights and options while the Insured is alive.  You may also change the policy, but only in accordance with its terms.  You may name a contingent owner who will become the policy owner if the policy owner dies before Proceeds become payable.  Otherwise, ownership will pass to the policy owner’s estate, if the policy owner is not the Insured.

You may name different policy owners or contingent owners (so long as the Insured is alive) by submitting a written request to our Home Office.  Any such change request will become effective as of the date signed.  There may be adverse tax consequences to changing parties of the policy.

Beneficiaries.  The principal right of a beneficiary is to receive the Death Benefit upon the Insured's death, while the policy is In Force.  As long as the Insured is alive, you may: name more than one beneficiary, designate primary and contingent beneficiaries, change or add beneficiaries, and provide for the method of distribution.

If a primary beneficiary dies before the Insured, we will pay the Death Benefit to the remaining primary beneficiaries.  Unless you specify otherwise, we will pay multiple primary beneficiaries in equal shares.  A contingent beneficiary will become the primary beneficiary if all primary beneficiaries die before the Insured and before any Proceeds become payable.  You may name more than one contingent beneficiary.  Unless you specify otherwise, we will also pay multiple contingent beneficiaries in equal shares.

To change or add beneficiaries, you must submit a written request to us at our Home Office.  A change request is effective as of the date we record it at our Home Office.

Purchasing a Policy

The policy is available for Insureds between the age of 0 and Attained Age 85.  To purchase the policy, you must submit to us a completed application and the required initial Premium payment as stated on the Policy Data Page.

We must receive evidence of insurability that satisfies our underwriting standards (this may require a medical examination) before we will issue a policy.  We can provide you with the details of our underwriting standards.  We reserve the right to reject an application for any reason permitted by law and we reserve the right to modify our underwriting standards on a prospective basis for newly issued policies at any time.

The minimum initial Specified Amount is $100,000.  We reserve the right to modify the minimum Specified Amount on a prospective basis for newly issued policies at any time.

Initial Premium Payment.  The amount of your required initial Premium payment will depend on the following factors: the initial Specified Amount, Death Benefit option elected, any Riders elected, and the Insured's age, sex, health, and activities.  You may pay the initial Premium to our Home Office or to our authorized representative.  The initial Premium payment must be at least $50.  The initial Premium payment will not be applied to the policy until the underwriting process is complete.

Depending on the right to examine law of the state in which you live, initial Net Premium designated to be allocated to the Sub-Accounts may not be so allocated immediately upon our receipt.  (Any initial Net Premium designated to be allocated to fixed investment options will be so allocated immediately upon receipt.)  If you live in a state that requires us to refund the initial Premium upon exercise of the free-look provision, we will hold all of the initial Net Premium designated to be allocated to the Sub-Accounts in the available money market Sub-Account until the free-look period expires.  At the expiration of the free-look period, we will transfer the variable account Cash Value to the Sub-Accounts based on the allocation instructions in effect at the time of the transfer.  If you live in a state that requires us to refund the Cash Value upon exercise of the free-look provision, we will allocate all of the initial Net Premium to the available money market Sub-Account.  On the next Valuation Period, we will allocate all of the Cash Value to the designated Sub-Accounts based on the allocation instructions in effect at that time.

Insurance Coverage.  Issuance of full insurance coverage requires that the Insured meet all underwriting requirements, the required initial Premium is paid, and the policy is delivered while the Insured is alive.  We will not delay delivery of the policy to increase the likelihood that the Insured is not living at the time of policy delivery.  Depending on the outcome of our underwriting process, more or less Premium may be necessary for us to issue the policy.  We also have the right to reject any application for insurance, in which case we will return your Premium payment within 2 business days of the date we make the decision to reject your application.

After we approve an application, insurance coverage will begin and will be In Force on the Policy Date shown on the Policy Data Page.  Changes in the Specified Amount (which may only be requested after the first policy year) will be effective on the next monthly policy anniversary after we approve the change request.

Insurance coverage will end upon the Insured's death, when we begin to pay the Proceeds, or when the policy reaches the Maturity Date, unless it is extended.  Coverage can also end if the policy Lapses.

Temporary Insurance Coverage.  Temporary insurance coverage (of an amount equal to the Specified Amount, up to $1,000,000) may be available for no charge before full insurance coverage takes effect.  You must submit a temporary insurance agreement and make an initial Premium payment.  The amount of this initial Premium payment will depend on the initial Specified Amount, your choice of Death Benefit option, and any Riders you elect.  Temporary insurance coverage will remain In Force for no more than 60 days from the date of the temporary insurance agreement.  If full coverage is denied, the temporary insurance coverage will terminate 5 days from the date we mail a termination notice (accompanied by a refund equal to the Premium payment you submitted).  If full coverage is approved, the temporary insurance coverage will terminate on the date that full insurance coverage takes effect.  Allocation of the initial Net Premium will be determined by the right to examine law of the state in which you live, as discussed above.

Right to Cancel (Examination Right)

You may cancel your policy during the free-look period.  The free-look period expires 10 days after you receive the policy (or longer if required by state law).  If you decide to cancel the policy during the free-look period, return the policy to the sales representative who sold it to you or return it to us at our Home Office along with your written cancellation request.  Your written request must be received, if returned by means other than U.S. mail, or post-marked, if returned by U.S. mail, by the last day of the free look period.  For a limited time, you may cancel the policy and receive a refund.  When you cancel the policy during your examination right the amount we refund will be Cash Value or, in certain states, the greater of the initial Premium payment or the policy's Cash Value.  If the policy is canceled, we will treat the policy as if it was never issued.  If we do not receive your policy at our Home Office on the close of business on the date the free-look period expires, you will not be allowed to cancel your policy free of charge.  Within 7 days, we will refund the amount prescribed by law.  If the policy is canceled, we will treat the policy as if it was never issued.

Premium Payments

This policy does not require a payment of a scheduled Premium amount to keep it In Force.  It will remain In Force as long as the conditions that cause a policy to Lapse do not exist.  However, we will send scheduled Premium payment reminder notices to you according to the Premium payment schedule shown on the Policy Data Page.  If you decide to make an additional Premium payment, you must send it to our Home Office.  Each Premium payment must be at least $50.  Upon request, we will furnish Premium payment receipts.

You may make additional Premium payments at any time while the policy is In Force, subject to the following:

•	We may require satisfactory evidence of insurability before accepting any additional Premium payment that results in an increase in the policy’s Net Amount At Risk.

•	We will refund Premium payments that exceed the applicable premium limit established by the IRS to qualify the policy as a contract for life insurance.

•
We will monitor Premiums paid and will notify you when the policy is in jeopardy of becoming a modified endowment contract.  For more information regarding modified endowment contracts, see "Periodic Withdrawals, Non-Periodic Withdrawals and Loans" beginning on page 38.

•	We may require that policy Indebtedness be repaid before we accept any additional Premium payments.

Premium payments will be allocated according to the allocation instructions in effect at the time the Premium is received.

Cash Value

We will determine the Cash Value at least monthly.  At the end of any given Valuation Period, the Cash Value is equal to the sum of:

•	the value of the Accumulation Units allocated to the Sub-Accounts;

•	amounts allocated to the fixed investment option, including credited interest; and

•	amounts allocated to the policy loan account, including credited interest.

Surrenders and policy charges and deductions will reduce the Cash Value.  Thus, the Cash Value will fluctuate daily and there is no guaranteed Cash Value.  Accordingly, if the Cash Value is a factor in calculating a benefit associated with the policy, the value of that benefit will also fluctuate.  The loan account is part of our General Account and will not be affected by the Investment Experience of the Sub-Accounts. While they are both part of our General Account, the fixed investment option and the loan account are credited interest at different rates. If the policy is surrendered, the Cash Value will be reduced by the amount of any outstanding policy loans and unpaid charged interest in the loan account to calculate the Cash Surrender Value.

Changing the Amount of Insurance Coverage

After the first policy year, you may request to change the Specified Amount.  However, no change will take effect unless the new Cash Surrender Value would be sufficient to keep the policy In Force for at least 3 months.  Changes to the Specified Amount will typically alter the Death Benefit.  For more information, see "Changes in the Death Benefit Option," beginning on page 35.

Any request to increase the Specified Amount must be at least $50,000 and the Insured must be Attained Age 85 or younger at the time of the request.  An increase in the Specified Amount may cause an increase in the Net Amount At Risk.  Because the Cost of Insurance Charge is based on the Net Amount At Risk, and because there will be a separate cost of insurance rate for the increase, this will usually cause the policy's Cost of Insurance Charge to increase.  An increase in the Specified Amount may require you to make larger or additional Premium payments in order to avoid Lapsing the policy.  To increase the Specified Amount, you must submit a written request to our Home Office and you must provide us with evidence of insurability that satisfies our underwriting standards.

You may request to decrease the Specified Amount.  We apply Specified Amount decreases to the most recent Specified Amount increase, and continue applying the decrease backwards, ending with the original Specified Amount.  Decreases to the Specified Amount may decrease the dollar amount of policy charges calculated per $1,000 of Specified Amount or Net Amount at Risk (including any rider charges so calculated), depending on the death benefit option elected and the amount of the Cash Value.  Decreases may also result in a surrender charge being assessed.  For more information, see "Surrender Charges" beginning on page 18.

We will deny any request to reduce the Specified Amount below the minimum Specified Amount shown on the Policy Data Page.  We will also deny any request that would disqualify the policy as a contract for life insurance.  To decrease the Specified Amount, you must submit a written request to our Home Office.

Changes to the Specified Amount will become effective on the next monthly policy anniversary after we approve the request  unless you request and we approve a different date.  We reserve the right to limit the number of Specified Amount changes to 1 increase and 1 decrease each policy year.

Right to Exchange

You have an exchange right under the policy. At any time within the first 24 months of coverage from the Policy Date, you may surrender this policy and use the Cash Surrender Value to purchase a new policy on the Insured’s life without evidence of insurability. After the first 24 months of coverage, you may still surrender the policy and use the Cash Surrender Value to purchase a new policy on the same Insured’s life.  However, issuance of the new policy will depend on the Insured providing satisfactory evidence of insurability.

The new policy may be one of our available fixed benefit life insurance policies. The death benefit on the new policy may not be greater than the Death Benefit on this policy immediately prior to the exchange date.  The new policy will have the same Specified Amount, Policy Date, and issue age.  We will base Premium payments on our rates in effect for the same sex, Attained Age and underwriting class of the Insured on the exchange date, unless otherwise required by state law.  You may transfer Indebtedness to the new policy.

You must make your exchange request on our official forms to the Home Office. The policy must be In Force and not in a Grace Period. You must pay a Surrender Charge and surrender the policy to us. You must pay us any money due on the exchange (any amount needed to ensure that the Cash Surrender Value of the new policy is the same as the Cash Surrender Value of this policy). You may request that we pay you any excess of the Cash Surrender Value of this policy over the Cash Surrender Value of the new policy. The exchange may have adverse tax consequences. The new policy will take effect on the exchange date only if the Insured is alive. This policy will terminate when the new policy takes effect.A surrender charge may be assessed at the time of the exchange. For more information regarding whether a surrender charge will apply, see the “Surrender Charge” section of the “Standard Policy Charge” provision.

Annual Option to Purchase Paid Up Coverage

On each policy anniversary, you have the option to surrender the policy and apply the Cash Surrender Value to purchase extended term insurance without evidence of insurability. The amount of the extended term insurance will equal the Death Benefit, less any Indebtedness. The extended term insurance coverage will be in effect for as long a period as the Cash Surrender Value will purchase at the Insured's Attained Age on the date of transfer.  The Cash Value of the extended term insurance, at any time, will be equal to the cost of the extended term insurance at the Insured's Attained Age at that time.  The cost of the extended term insurance will be based on an interest rate of 3% and the 2001 Commissioner’s Standard Ordinary Mortality Select and Ultimate Table, distinct by sex and rate class.

Additionally, on each policy anniversary, you have the option to surrender the policy and apply the Cash Surrender Value to purchase a guaranteed fixed paid-up benefit without evidence of insurability. The amount of the fixed paid-up benefit will be the amount of benefit that the Cash Surrender Value can purchase at the Insured's Attained Age on the date of the transfer, but before the deduction of monthly policy charges. The Cash Value of the paid-up benefit equals the cost of the fixed paid-up benefit at the Insured's Attained Age at the time the paid up benefit is calculated. The cost is calculated using an interest rate of 3% and the policy's guaranteed mortality table.

Terminating the Policy

There are several ways that the policy can terminate.  You may surrender the policy for its Cash Surrender Value (which may result in adverse tax consequences).  Coverage under the policy will end when we receive your written request to surrender the policy at our Home Office.  The policy will automatically terminate when the Insured dies, the policy matures, or the Grace Period ends.

Assigning the Policy

You may assign any rights under the policy while the Insured is alive.  If you do, your beneficiary’s interest will be subject to the person(s) to whom you have assigned rights.  Your assignment must be in writing and will become effective on the date we record it at our Home Office.  Your assignment will be subject to any outstanding policy loans.

Reminders, Reports, and Illustrations

Upon request, we will send you scheduled Premium payment reminders and transaction confirmations.  We will also send you semi-annual and annual reports that show:

•	the Specified Amount;
•	minimum monthly Premiums;
•	Premiums paid;
•	all charges since the last report;
•	the current Cash Value;
•	the Cash Surrender Value; and
•	Indebtedness.

Confirmations of individual financial transactions, such as transfers, partial Surrenders, loans, etc., are generated and mailed automatically.  Copies may be obtained by calling our service center or submitting a written request.  You may receive information faster from us and reduce the amount of mail you receive by signing up for our eDelivery program.  We will notify you by e-mail when important documents, like statements and prospectuses, are ready for you to view, print, or download from our secure server.  If you would like to choose this option, go to www.nationwide.com/login.

We will send these reminders and reports to the address you provide on the application unless directed otherwise.   At any time, you may ask for an illustration of future benefits and values under the policy.

IMPORTANT NOTICE REGARDING DELIVERY
OF SECURITY HOLDER DOCUMENTS

When multiple copies of the same disclosure document(s), such as prospectuses, supplements, proxy statements and semi-annual and annual reports are required to be mailed to multiple policy owners in the same household, Nationwide will mail only one copy of each document, unless notified otherwise by the policy owner(s).  Household delivery will continue for the life of the policies.  Please call 1-866-223-0303 to resume regular delivery.  Please allow 30 days for regular delivery to resume.

Standard Policy Charges

We will take deductions from Premium payments and/or the Cash Value to compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume.  We may generate a profit from any of the charges assessed under the policy.  We begin to deduct monthly charges from your policy's Cash Value on the Policy Date.  If you have a policy loan, a complete description of how interest is credited and charged results in costs to you is described in the "Policy Loans" section of this prospectus.

Sales Load

We deduct the Sales Load (as part of the Premium Load) from each Premium payment to compensate us for our sales expenses.  The guaranteed maximum Sales Load is equal to an annualized rate of $65 per $1,000 of Premium. Currently, the amount of the Sales Load is assessed based on the following schedule:

Policy Year	Premium up to the commissionable target premium amount	Premium in excess of the commissionable target premium amount
1-5	6.5%	2.5%
6-15	4.5%	1.5%
16+	1.5%	1.5%

We may waive the Sales Load on the initial Premium paid into this Policy as part of a sponsored exchange program to another policy we offer through Nationwide Life Insurance Company or our parent company, Nationwide Life Insurance Company, as permitted under the securities laws and/or rules or by order of the Securities and Exchange Commission.

Premium Taxes

We deduct Premium Taxes (as part of the Premium Load) from each Premium payment to reimburse us for state and local premium taxes (at the estimated rate of 2.25%) and for federal premium taxes (at the estimated rate of 1.25%).  The current (and guaranteed maximum) Premium Tax is $35 per $1,000 of Premium.  This amount is not the actual amount of the tax liability we incur.  It is an estimated amount.  If the actual tax liability is more or less, we will not adjust the charge.

A Note on the Premium Load. We deduct a Premium Load from each Premium payment to partially reimburse us for our sales expenses and Premium taxes, and certain actual expenses, including acquisition costs.  The Premium Load also provides revenue to compensate us for assuming risks associated with the policy, and revenue that may be a profit to us.

Short-Term Trading Fees

Some mutual funds offered in the policy may assess (or reserve the right to assess) a short-term trading fee (sometimes called "redemption fee" by the mutual fund) in connection with transfers from a Sub-Account that occur within 60 days after the date of allocation to the Sub-Account.

Short-Term Trading Fees are intended to compensate the mutual fund (and policy owners with interests allocated in the Sub-Account) for the negative impact on mutual fund performance that may result from frequent, short-term trading strategies.  Short-Term Trading Fees are not intended to affect the large majority of policy owners not engaged in such strategies.

Any Short-Term Trading Fee assessed by any mutual fund available in conjunction with the policy will equal 1% of the amount determined to be engaged in short-term trading.  Short-Term Trading Fees will only apply to those Sub-Accounts corresponding to mutual funds that charge such fees (see the mutual fund's prospectus).  Any Short-Term Trading Fees paid are retained by the mutual fund and are part of the mutual fund’s assets.  Policy owners are responsible for monitoring the length of time allocations are held in any particular Sub-Account.  We will not provide advance notice of the assessment of any applicable Short-Term Trading Fee.

For a complete list of the Sub-Accounts that assess (or reserve the right to assess) a Short-Term Trading Fee, please refer to "Appendix A" in this prospectus.

If a Short-Term Trading Fee is assessed, the mutual fund will charge the separate account 1% of the amount determined to be engaged in short-term trading.  The separate account will then pass the Short-Term Trading Fee on to the specific policy owner that engaged in short-term trading by deducting an amount equal to the Short-Term Trading Fee from that policy owner's Sub-Account value.  All such fees will be remitted to the mutual fund; none of the fee proceeds will be retained by us or the separate account.

When multiple allocations are made to a Sub-Account that is subject to Short-Term Trading Fees, transfers out of that Sub-Account will be considered to be made on a first in/first out (FIFO) basis for purposes of determining Short-Term Trading Fees.  In other words, Accumulation Units held the longest time will be treated as being transferred first, and Accumulation Units held for the shortest time will be treated as being transferred last.

Some transactions are not subject to the Short-Term Trading Fees, including:

•	scheduled and systematic transfers, such as those associated with dollar cost averaging programs and asset rebalancing programs;

•	policy loans;

•	full or partial surrenders; or

•	payment of the Proceeds.

New share classes of certain currently available mutual funds may be added as investment options under the policy.  These new share classes may require the assessment of Short-Term Trading Fees.  When these new share classes are added, new Premiums and transfers to the Sub-Accounts in question may be limited to the new share class.

Illustration Charge

Currently, we do not assess an Illustration Charge, which would compensate us for the administrative costs of generating the illustration.  However, we may, in the future, assess an Illustration Charge, which will not exceed $25 per illustration requested.  Any Illustration Charge must be paid in cash at the time of the illustration request.  The Illustration Charge will not be deducted from the policy's Cash Value.

Partial Surrender Fee

Currently, we do not deduct a Partial Surrender Fee, which would compensate us for the administrative costs associated with calculating and generating the surrender amount.  However, we may, in the future, assess a Partial Surrender Fee.  The Partial Surrender fee assessed to each surrender will not exceed the lesser of $25 or 2% of the amount surrendered.  Any Partial Surrender Fee assessed will be deducted proportionally from your Sub-Account allocations and Fixed Account allocations.

Surrender Charges

We deduct a Surrender Charge from the Cash Value if you surrender or Lapse the policy.  Also, if you increase the Specified Amount, and then reduce the Specified Amount to less than it was before the increase, we will deduct a Surrender Charge from the Cash Value.  The Surrender Charge is assessed to compensate us for policy underwriting expenses and sales expenses, including processing applications, conducting medical exams, determining insurability (and the Insured’s underwriting class), and establishing policy records.  Thus, the Surrender Charge is comprised of two components: the underwriting component and the sales component.

The underwriting component equals the product of the Specified Amount and the administrative target premium.  (The administrative target premium is actuarially derived and is used to determine how much we should charge per Premium payment for underwriting expenses.)  The administrative target premium varies by the Specified Amount and the Insured's age when the policy was issued.  A table showing the Administrative Target Factors by age and sex can be found in the "Maximum Surrender Charge Calculation" section of the Statement of Additional Information to this prospectus.

The sales component is the lesser of the following two amounts: (1) the product of the Specified Amount, divided by 1,000, and the surrender target premium; and (2) the sum of all Premium payments you made during the first policy year.  The surrender target premium is actuarially derived and is used to determine how much we should charge per Premium payment for sales expenses.  The surrender target premium varies by the Insured's sex, the Insured's age when the policy was issued, and the Insured's underwriting class.  A table showing the Surrender Target Factors by age and sex can be found in the "Maximum Surrender Charge Calculation" section of the Statement of Additional Information to this prospectus.

The initial Surrender Charge is the sum of the underwriting component and a percentage (that varies by age, sex, Specified Amount, and risk class, and ranges between 20% to 65%) of the sales component.  A table showing the applicable Surrender Charge Percentage by age, sex, Specified Amount, and risk class can be found in the "Maximum Surrender Charge Calculation" section of the Statement of Additional Information to this prospectus.

Generally, surrender charges will be greater for policy owners who are older or in poor health and less for policy owners who are younger or in good health.  For a given policy owner, larger Specified Amounts will produce greater surrender charges.  In addition, surrender charges will increase with the amount of Premium you pay in the first policy year, or first year after a Specified Amount increase, up to the dollar amount produced by the calculation in (1) of the sales component description above, which represents the maximum surrender charge we are permitted by law for this policy. Beyond this point increasing the first year Premium you pay will not impact your surrender charges.

When considering the potential impact of surrender charges, you should remember that variable universal life insurance is not suitable as an investment vehicle for short-term savings.  It is designed for long-term financial planning.  Attempting to minimize your surrender charges by choosing a lower Specified Amount may result in inadequate death benefit coverage, and paying less first year Premium to minimize surrender charges may result in higher cost of insurance charges and a greater chance your policy could lapse.  You should consult with your registered representative and carefully weigh all relevant benefit and charge factors together with your goals in purchasing this policy.

Depending on the policy year of the surrender and the Insured's age at the time of policy issuance or at the time an increase becomes effective, the actual Surrender Charge paid will be a decreasing percentage of the initial Surrender Charge, as set forth in the following table:

Reduction of Surrender Charges

Number of completed years from the Policy Date or effective date of Specified Amount Increase:	Surrender Charge, as a percentage of the initial Surrender Charge:
	Issue Ages 0-49	Issue Ages 50+
1	100%	100%
2	100%	95.0%
3	100%	90.0%
4	95.0%	85.0%
5	87.5%	77.5%
6	80.0%	70.0%
7	72.5%	60.0%
8	65.0%	50.0%
9	57.5%	40.0%
10	50.0%	30.0%
11	40.0%	20.0%
12	30.0%	10.0%
13	20.0%	0%
14	10.0%	0%
15 and thereafter	0%	0%

Each increase to the Specified Amount (referred to as Specified Amount segments) will have its own Surrender Charge.  Surrender charges for an increase are only 81% of the surrender charge for a corresponding initial segment.  The Surrender Charge for each Specified Amount segment, when added together, will equal your total Surrender Charge.

See Appendix C for more information and examples showing how the Surrender Charge is calculated.

Any Surrender Charge will be deducted proportionally from your Sub-Account allocations and Fixed Account allocations.

We will waive the surrender charge of your policy if you elect to surrender it in exchange for a plan of permanent fixed life insurance offered by us, as described in the "Exchanging the Policy" section beginning on page 16, subject to the following:

•	the exchange and waiver is be subject to your providing us new evidence of insurability and our underwriting approval; and
•	you have not elected either of these Riders:
1.	Premium Waiver Rider;
2.	Waiver of Monthly Deductions Rider: or
3.	Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider.

Cost of Insurance Charge

We deduct a Cost of Insurance Charge from the policy's Cash Value on the Policy Date and on each monthly anniversary of the Policy Date to compensate us for providing expected mortality benefits, and to reimburse us for certain actual expenses, including acquisition costs and state and federal taxes.  This charge also provides revenue to compensate us for assuming certain risks associated with the policy, and revenue that may be profit to us. The Cost of Insurance Charge is the product of the Net Amount At Risk and the cost of insurance rate.  The cost of insurance rate will vary by the Insured’s sex, issue age, and underwriting class, any Substandard Ratings, how long the policy has been In Force, and the Specified Amount. The cost of insurance rates are based on our expectations as to future mortality and expense experience.  There will be a separate cost of insurance rate for the initial Specified Amount and any Specified Amount increase.  The cost of insurance rates will never be greater than those shown on the Policy Data Pages plus any monthly flat extra charge assessed for Substandard Ratings. A flat extra charge represents an added cost due to an increased risk of providing life insurance. A flat extra charge is associated with non-medical factors such as occupation, aviation, driving, or other factors that present an increased exposure to accident or health hazards. The flat extra charge is the product of the Net Amount at Risk and the flat extra rate which ranges between $2.00 and $25.00 per $1,000 of Net Amount at Risk. The flat extra rate is shown on the Policy Data Page.

We will uniformly apply a change in any cost of insurance rate for Insureds of the same age, sex, underwriting class, and any Substandard Ratings and Specified Amount, if their policies have been In Force for the same length of time.  If a change in the cost of insurance rates causes an increase to your Cost of Insurance Charge, your policy’s Cash Value could decrease.  If a change in the cost of insurance rates causes a decrease to your Cost of Insurance Charge, your policy's Cash Value could increase.

The Cost of Insurance Charge will be deducted proportionally from your Sub-Account allocations and Fixed Account allocation.

Mortality and Expense Risk Charge

We deduct a monthly Mortality and Expense Risk Charge from the policy's Cash Value allocated to the Sub-Accounts on each monthly anniversary of the Policy Date to compensate us for assuming the risk associated with mortality and expense costs. This charge also provides revenues to compensate us for assuming certain risks associated with the policy, and revenues that may be profit to us.  The mortality risk is that the Insured will not live as long as expected.  The expense risk is that the costs of issuing and administering the policy will be more than expected.  The Mortality and Expense Risk Charge will be deducted proportionally from your Sub-Account allocations.

The maximum guaranteed Mortality and Expense Risk Charge is equal to an annualized rate of $8.00 per $1,000 of all variable account Cash Value for policy years 1-15, and $3.00 per $1,000 of all variable account Cash Value for policy years 16 and later.  Currently, the amount of the Mortality and Expense Risk Charge that is assessed is based on the following schedule:

Cash Value	Policy Years 1 – 15	Policy Years 16+
Charge for first $250,000 of Variable Cash Value	$8.00 per $1,000	$3.00 per $1,000
Charge for Variable Cash Value in excess of $250,000	$3.00 per $1,000	$2.00 per $1,000

This means that on a current basis, the Mortality and Expense Risk Charge rate will decrease the longer your policy remains In Force and as greater amounts of Cash Value are allocated to the variable Sub-Accounts, subject to allocation of sufficient dollar amounts to qualify for the lower current rates.

Administrative Per Policy Charge

We deduct a monthly Administrative Per Policy Charge from the policy's Cash Value to reimburse us for the costs of maintaining the policy, including accounting and record-keeping.  Currently, the Administrative Per Policy Charge is $9 per month in the first policy year and $5 per month thereafter.  The maximum guaranteed Administrative Per Policy Charge is $9 per month in all years.

The Administrative Per Policy Charge will be deducted proportionally from your Sub-Account allocations and Fixed Account allocations.

Underwriting and DistributionCharge

We deduct a monthly Underwriting and Distribution Charge from the policy's Cash Value to compensate us for sales, underwriting, distribution and issuance of the policy. The Underwriting and Distribution Charge will be assessed for 7 years for Specified Amounts issued at ages 0-39, and 5 years for Specified Amounts issued at age 40 or higher, as measured from the Policy Date for the initial Specified Amount, and from the effective date of any increase in the Specified Amount. Currently, the amount of the Underwriting and Distribution Charge is assessed based on the following schedule:

Issue Age	Per $1,000 Charge for the first $250,000 of the Base Policy Specified Amount	Per $1,000 Charge for Base Policy Specified Amount in excess of $250,000
0-8	$ 0.08	$ 0.08
9-17	$ 0.09	$ 0.08
18-24	$ 0.10	$ 0.08
25-33	$ 0.11	$ 0.08
34-37	$ 0.12	$ 0.08
38-39	$ 0.13	$ 0.07
40-41	$ 0.16	$ 0.06
42-45	$ 0.17	$ 0.05
46-50	$ 0.17	$ 0.05
51-55	$ 0.18	$ 0.05
56-60	$ 0.19	$ 0.05
61+	$ 0.20	$ 0.05

The guaranteed maximum amount of the Underwriting and Distribution Charge is based on the following schedule:

Issue Age	Per $1,000 Charge for the first $250,000 of Base Policy Specified Amount	Per $1,000 Charge for Base Policy Specified Amount in excess of $250,000
0-8	$ 0.08	$ 0.10
9-17	$ 0.09	$ 0.10
18-24	$ 0.10	$ 0.10
25-33	$ 0.11	$ 0.10
34-37	$ 0.12	$ 0.10
38-39	$ 0.13	$ 0.10
40-41	$ 0.16	$ 0.10
42-45	$ 0.17	$ 0.10
46-50	$ 0.17	$ 0.10
51-55	$ 0.18	$ 0.10
56-60	$ 0.19	$ 0.10
61+	$ 0.20	$ 0.10

The Underwriting and Distribution Charge will be deducted proportionally from your Sub-Account allocations and Fixed Account allocations.

Mutual Fund Operating Expenses

In addition to the charges listed above, there are also charges associated with the mutual funds in which the Sub-Accounts invest.  While you will not pay these charges directly, they will affect the value of the assets you have allocated to the Sub-Accounts because these charges are reflected in the underlying mutual fund prices that we subsequently use to value your Sub-Account units.  Please see the underlying mutual funds’ prospectuses for additional information about these charges.  You may request FREE OF CHARGE copies of any of the underlying mutual funds available under the policy.  Information on how to contact us is located on the front page of this prospectus.

Reduction of Charges

The policy may be purchased by individuals, corporations, and other entities.  We may reduce or eliminate certain charges (Sales Load, Surrender Charge, administrative charges, Cost of Insurance Charge, or other charges) where the size or nature of the group allows us to realize savings with respect to sales, underwriting, administrative or other costs.  Where prohibited by state law, we will not reduce charges associated with the policy.

We determine the eligibility and the amount of any reduction by examining a number of factors, including: the number of policies owned with different insureds; the total Premium we expect to receive; the total cash value of commonly owned policies; the nature of the relationship among individual insureds; the purpose for which the policies are being purchased; the length of time we expect the individual policies to be in force; and any other circumstances which are rationally related to the expected reduction in expenses.

We may lower commissions to the selling broker-dealer and/or increase charge back of commissions paid for policies sold with reduced or eliminated charges.  If you have questions about whether your policy is eligible for reduction of any charges, please consult with your registered representative for more specific information.  Your registered representative can answer your questions and where appropriate can provide you with illustrations demonstrating the impact of any reduced charges for which you may be eligible.

We may change both the extent and the nature of the charge reductions.  Any charge reductions will be applied in a way that is not unfairly discriminatory to policy owners and will reflect the differences in costs of services we provide.

Entities considering purchasing the policy should note that in 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex.  The policies are based upon actuarial tables that distinguish between men and women unless the purchaser is an entity and requests that we use non-sex distinct tables.  Thus the policies generally provide different benefits to men and women of the same age.  Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris on any employment related insurance or benefit program before purchasing this policy.

A Note on Charges

During a policy's early years, the expenses we incur in distributing and establishing the policy exceed the deductions we take.  Nevertheless, we expect to make a profit over time because variable life insurance is intended to be a long-term financial investment.  Accordingly, we have designed the policy with features and investment options that we believe support and encourage long-term ownership.

We make many assumptions and account for many economic and financial factors when we establish the policy's fees and charges.  The following is a discussion of some of the factors that are relevant to the policy's pricing structure.

Distribution, Promotional, and Sales Expenses.  Distribution, promotional and sales expenses include amounts we pay to broker-dealer firms as commissions, expense allowances and marketing allowances.  We refer to these expenses collectively as "total compensation." The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales is 99% of first year Premiums and 18% of renewal premium after the first year.

We have the ability to customize the total compensation package of our broker-dealer firms.  We may vary the form of compensation paid or the amounts paid as commission, expense allowance or marketing allowance; however, the total compensation will not exceed the maximum (99% of first year premiums and 15% of renewal premium after the first year).  Commission may also be paid as an asset-based amount instead of a premium based amount.  If an asset-based commission is paid, it will not exceed 0.20% of the non-loaned cash value per year.

The actual amount and/or forms of total compensation we pay depend on factors such as the level of premiums we receive from respective broker-dealer firms and the scope of services they provide.  Some broker-dealer firms may not receive maximum total compensation.

Individual registered representatives typically receive a portion of the commissions/total compensation we pay, depending on their arrangement with their broker-dealer firm.  If you would like to know the exact compensation arrangement associated with this product, you should consult your registered representative.

Information on Underlying Mutual Fund Payments

Our Relationship with the Underlying Mutual Funds.  The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares.  The separate account aggregates policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund daily.  The separate account (not the policy owners) is the underlying mutual fund shareholder.  When the separate account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public.  We incur these expenses instead.

We also incur the distribution costs of selling the policy (as discussed above), which benefit the underlying mutual funds by providing policy owners with Sub-Account options that correspond to the underlying mutual funds.

An investment adviser or subadviser of an underlying mutual fund or its affiliates may provide us or our affiliates with wholesaling services that assist in the distribution of the policy and may pay us or our affiliates to participate in educational and/or marketing activities.  These activities may provide the adviser or subadviser (or their affiliates) with increased exposure to persons involved in the distribution of the policy.

Types of Payments We Receive.  In light of the above, the underlying mutual funds or their affiliates make certain payments to us or our affiliates (the “payments”).  The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the policies and other variable policies we and our affiliates issue, but in some cases may involve a flat fee.  These payments may be used by us for any corporate purpose, which include reducing the prices of the policies, paying expenses that we or our affiliates incur in promoting, marketing, and administering the policies and the underlying mutual funds, and achieving a profit.

We or our affiliates receive the following types of payments:

•	Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;

•	Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and

•
Payments by an underlying mutual fund’s adviser or subadviser (or its affiliates).  Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in mutual fund charges.

Furthermore, we benefit from assets invested in our affiliated underlying mutual funds (i.e., Nationwide Variable Insurance Trust) because our affiliates also receive compensation from the underlying mutual funds for investment advisory, administrative, transfer agency, distribution, and/or other services.  Thus, we may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.

We took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the policies (apart from fees and expenses imposed by the underlying mutual funds).  Without these payments, we would have imposed higher charges under the policy.

Amount of Payments We Receive.  For the year ended December 31, 2006, the underlying mutual fund payments we and our affiliates received from the underlying mutual funds did not exceed 0.50% (as a percentage of the average daily net assets invested in the underlying mutual funds) offered through other variable policies that we and our affiliates issue.  Payments from investment advisers or subadvisers to participate in educational and/or marketing activities have not been taken into account in this percentage.

Most underlying mutual funds or their affiliates have agreed to make payments to us or our affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund and some may not make any payments at all.  Because the amount of the actual payments we or our affiliates receive depends on the assets of the underlying mutual funds attributable to the policy, we and our affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets).

For additional information related to the amount of payments Nationwide receives, go to www.nationwide.com.

Identification of Underlying Mutual Funds.   We may consider several criteria when identifying the underlying mutual funds, including some or all of the following:  investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses.  Another factor we consider during the identification process is whether the underlying mutual fund’s adviser or subadviser is one of our affiliates or whether the underlying mutual fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates.

There may be underlying mutual funds with lower fees, as well as other variable policies that offer underlying mutual funds with lower fees.  You should consider all of the fees and charges of the policy in relation to its features and benefits when making your decision to invest.  Please note that higher policy and underlying mutual fund fees and charges have a direct effect on your investment performance.

Policy Riders and Rider Charges

You may purchase one or more Riders available under the policy to meet your specific needs.  Rider availability varies by state.

We will assess any Rider charge by taking deductions from the Cash Value to compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume.  We may generate a profit from any of the Rider charges.  We begin to deduct monthly Rider charges from your policy's Cash Value on the Policy Date or on the first monthly policy anniversary after the Rider is elected.

Please note: The charge for certain Riders may be treated as a distribution from the policy for income tax purposes.  For a general discussion of the tax treatment of distributions from a policy, see “Taxes, Periodic Withdrawals, Non-Periodic Withdrawals, and Loans,” below, and consult with your tax advisor.

Overloan Lapse Protection Rider

The Overloan Lapse Protection Rider prevents the policy from Lapsing due to Indebtedness by providing a guaranteed paid-up insurance benefit.  The Rider is dormant until specifically invoked by the policy owner, at which time the policy is assessed a one-time charge.  Invocation of the Rider enables the policy owner of a substantially depleted policy (due to outstanding loans) to avoid the negative tax consequences associated with lapsing a life insurance policy (consult a qualified tax advisor for more details).  All policies will automatically receive the Overloan Lapse Protection Rider (state law permitting).

The policy owner is eligible to invoke the Overloan Lapse Protection Rider when outstanding Indebtedness reaches a certain percentage of the policy's Cash Value.  This percentage varies based on the Insured’s Attained Age.  The first time the policy's outstanding Indebtedness reaches the percentage that makes the policy eligible for invocation of the Rider, Nationwide will send a letter to the policy owner notifying them of the policy's eligibility to invoke the Rider.  The letter will also describe the Rider, its cost, and its guaranteed benefits.

In addition, the following conditions must be met in order to invoke the Rider:

•	the Insured is Attained Age 75 or older,

•	the policy has been In Force for at least 15 years,

•	the policy's Cash Value is at least $100,000,

•	at the time of policy issuance, you selected the guideline premium/cash value corridor tax test to qualify the policy for life insurance, and

•	based on our records of your Premium payments, the entire cost basis of the policy (for tax purposes) has been withdrawn.

You need not invoke the Rider immediately upon notification of eligibility.  The Rider may be invoked at any time, provided that the above conditions are met and the policy remains In Force.

Please Note:  Election of this Rider may impact other provisions of your Policy including certain other riders.

After Nationwide receives your request to invoke the Rider, Nationwide will adjust the policy, as follows:

1.	If not already in effect, the Death Benefit option will be changed to Death Benefit Option One.

2.
The Specified Amount will be adjusted to equal the lesser of: (1) the Specified Amount immediately before you invoked the Rider, or (2) the Specified Amount that will cause the Death Benefit to equal the minimum required death benefit.

3.
Any non-loaned Cash Value (after deduction of the Overloan Lapse Protection Rider charge) will be transferred to the Fixed Account, where it will earn the guaranteed fixed interest rate of the base policy (shown on the Policy Data Page).

After the above adjustments are made, the loan balance will continue to grow at the policy's loan charged rate, and the amount in the policy loan account will continue to earn interest at the policy's loan crediting rate.  No policy charges will be assessed.  No further loans may be taken from the policy and no withdrawals may be taken from the policy (except for a full policy surrender).  Cash Value may not be transferred out of the Fixed Account.  The Death Benefit will be the greater of the Specified Amount or the minimum required death benefit.  The policy will remain as described above for the duration of the policy.

Upon invocation of this Rider, the following riders, if also elected, will terminate:

•	Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider
•	Spouse Life Insurance Rider
•	Waiver of Monthly Deductions
•	Extended Death Benefit Guarantee Rider

Invocation of the Overloan Lapse Protection Rider is irrevocable.

Overloan Lapse Protection Rider Charge.  We deduct a one-time Overloan Lapse Protection Rider Charge at the time you invoke the Rider to cover the administrative costs and to compensate us for the risks associated with the Rider's guaranteed paid-up death benefit.  The Overloan Lapse Protection Rider Charge is the product of the policy's Cash Value and an age-based factor shown in the Rider.  The Rider charge varies by the Insured's age and the Cash Value.

The Overloan Lapse Protection Rider Charge will be deducted proportionally from your Sub-Account allocations and Fixed Account allocations.  If the Cash Value less Indebtedness is insufficient to satisfy the Overloan Lapse Protection Rider Charge, you cannot invoke the Rider without repaying enough Indebtedness to cover the Overloan Lapse Protection Rider Charge.  Because we deduct the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.  Additionally, any benefits paid pursuant to this Rider will reduce the Cash Surrender Value.

Adjusted Sales Load Rider

The benefit associated with the Adjusted Sales Load Rider is the replacement of all or a portion of the up-front Premium Load (comprised of the Sales Load and Premium Taxes) with a monthly Rider charge.  You may elect the number of years (from 1 to 7) that you want the Premium Load replaced.  You will pay a Premium Load on any amount that you do not elect to be replaced by the Rider.  This Rider is only available to purchase at the time of application.

To better understand how this Rider might benefit you, ask for an illustration of future benefits and rights under the policy with and without the purchase of this Rider.

Adjusted Sales Load Rider Charge.   If you elect this Rider we will deduct a monthly Adjusted Sales Load Life Insurance Rider Charge to compensate us for the sales and premium tax expenses that we will not collect in the form of Premium Load. You should expect the aggregate monthly Rider charges to be greater than the amount we would have deducted as Premium Load.  The monthly charge is the product of your aggregate monthly Premiums since the Policy Date, the portion of Premium Load you choose to replace (expressed as a whole percentage of Premiums paid), and the factor of 0.0001354.  The Rider's charge may vary.  Each Premium payment you make will cause the Rider's charge to increase.  How long the Rider charge is assessed will also vary.  The Rider charge will be assessed for 9 policy years, plus the number of years (from 1 to 7) that you want the Premium Load replaced (with a maximum Rider charge period of 15 years).  However, if you stop making Premium payments during that 1 to 7-year period, the Rider charge will only be assessed for 9 policy years, plus the number of years that you actually made Premium payments.

For example, upon election, you anticipated making Premium payments for 5 years.  Therefore, you expect to have the Rider charge assessed for 14 years (9 years plus 5 years).  However, you actually make your last Premium payment in policy year 3, and do not make any additional Premium payments.  Since you did not get full "use" of the Rider (you only received 3 years worth of Premium Load replacement), we will only assess the Rider charge for 12 policy years (9 years plus the 3 years' worth of benefit you received).

If the policy terminates within the first 10 policy years, we will deduct from the Cash Surrender Value an amount to compensate us for the Premium Load we waived, but were unable to recover as a Rider charge.  The amount deducted from the Cash Surrender Value will equal the product of the actual Premium Load replaced by the Rider (in dollars) and the percentage from the following table that corresponds to the number of years the policy has been In Force.

Policy Year	Percentage
1	100%
2	90%
3	80%
4	70%
5	60%
6	50%
7	40%
8	30%
9	20%
10	10%
11 and Later	0%

For example, at the time you elected the Rider, you elected to replace the Premium Load for 7 years.  During the 5th policy year, you terminate the policy.  During the 5 years the policy was In Force, you paid $10,000 of Premium.  The amount of Premium Load that the Rider replaced is $400 ($40 for each $1,000 of Premium).  Therefore, we will deduct $240 (60% of $400) from your Cash Surrender Value.

The Adjusted Sales Load Life Insurance Rider Charge will be deducted proportionally from your Sub-Account allocations and Fixed Account allocations.  Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Children’s Term Insurance Rider

You may purchase term life insurance on any and all of the Insured's children at any time.  If an insured child dies before the Insured dies and before the Maturity Date, the policy pays a benefit to the named beneficiary.  The insurance coverage for each insured child will continue (as long as the policy is In Force) until the earlier of: (1) the policy anniversary on or after the date the Insured’s child turns age 22; or (2) the policy anniversary on which the Insured reaches Attained Age 65.

Subject to certain conditions specified in the Rider, the Rider may be converted into a policy on the life of the insured child without evidence of insurability.  The Rider will be effective until the Rider's term expires, until we pay the benefit, or until you terminate the Rider by written request to our Home Office.

Children’s Insurance Rider Charge.  If you elect this Rider we will deduct a monthly Children's Insurance Rider Charge to compensate us for providing term insurance on the lives of each and all of the Insured's children.  The Rider charge is $0.43 per $1,000 of the Rider's Specified Amount and will be assessed as long as the policy is In Force and the Rider is in effect.  The Rider charge will be the same, even if you request to change the number of children covered under the Rider.  However, we may decline your request to add another child based on our underwriting standards.

The Children's Insurance Rider Charge will be deducted proportionally from your Sub-Account allocations and Fixed Account allocations.  Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider

The benefit associated with this Rider is that, upon meeting certain requirements, the Owner is paid a benefit to assist with the costs of qualified long-term care services or qualified terminal illness. You may invoke this Rider to receive monthly benefits or a lump sum benefit.

The maximum monthly benefit will be equal to the lesser of A, B, and C where:

A.	is 2% of the Specified Amount at the time monthly benefits begin;

B.	is the per diem amount allowed by the Health Insurance Portability and Accountability Act times the number of days in the month; and

C.      is the current Specified Amount minus Indebtedness.

The lump sum benefit is payable only upon a qualified terminal illness as described below. We reserve the right to limit the Lump Sum Benefit to the lesser of:

1.      25% of the Specified Amount,

2.      Specified Amount minus Indebtedness, and

3.      $50,000.

Invoking the Rider. To be able to invoke this Rider for monthly benefits, the Insured must be certified by a Licensed Health Care Practitioner (as defined in Section 1861(r)(1) of the Social Security Act) as:

1.
being unable to perform without substantial assistance from another individual at least 2 of the following Activities of Daily Living (ADL) for a period of at least 90 days due to a loss of functional capacity: bathing, continence, dressing, eating, using the toilet facilities, or transferring (moving into or out of bed, chair, or wheelchair);

2.
having a level of disability similar to the level of disability described in the ADL trigger as determined under regulations prescribed by the Secretary of the Treasury in consultation with the Secretary of Health and Human Services; or

3.	requiring substantial supervision to protect such individual from threats to health and safety due to Severe Cognitive Impairment.

In addition, a 90-day waiting period, referred to as an elimination period, must be satisfied before benefits are paid.  The elimination period can be satisfied by any combination of days of Long Term Care Facility stay or days of Home Health Care, as those terms are defined in the rider.  These days of care or services need not be continuous, but must be accumulated within a continuous period of 730 days.  The elimination period has to be satisfied only once while this Rider is in effect.

To be able to invoke this Rider for a lump sum benefit, the Insured must be diagnosed by a Licensed Health Care Practitioner with a Qualified Terminal Illness. A Qualified Terminal Illness is defined as an illness or physical condition, including a physical injury, that can reasonably be expected to result in death within 12 months. See your tax adviser about the use of this Rider.

You may purchase this Rider at any time.  If you purchase it after the Policy Date, we will require evidence of insurability.  There is a free-look period associated with this Rider. Within 30 days of receipt of the Rider, you may return it to the sales representative who sold it to you, or to us at our Home Office, and we will void the Rider and refund the related charges.  This Rider will be effective until we have paid the benefit, until you invoke the Overloan Lapse Protection Rider, or until you terminate the Rider by written request to our Home Office.

Rider Charge.  If you elect this Rider we will deduct a monthly Rider Charge to compensate us for providing benefits upon the Insured meeting certain eligibility requirements. The Rider charge is the product of the Rider's Net Amount At Risk and the Rider’s cost of insurance rate.  The Rider’s cost of insurance rate is based on our expectations of you meeting the qualifications for Rider benefits and will vary by the Insured's sex, Issue Age, underwriting class, and any substandard ratings.

The Rider Charge will be deducted proportionally from your Sub-Account allocations and Fixed Account allocations.  Because we deduct the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Rider Effect on Policy Values. Each Rider benefit payment will reduce the Specified Amount by the amount of the benefit payment. Each benefit payment will also reduce the policy’s Cash Value by an amount proportional to the Specified Amount reduction.

Spouse Life Insurance Rider

The benefit associated with the Spouse Rider is a death benefit payable upon the  death of an Insured Spouse to the designated beneficiary (if no beneficiary is designated, the benefit is payable to the Insured).

You may purchase this Rider at any time while the policy is In Force, subject to underwriting approval and the following age restrictions:

•	the Insured must be between Attained Age 21 and 59 (this Rider is no longer available on or after the policy anniversary on which the Insured reaches Attained Age 59); and

•	the Insured Spouse must be between the Attained Age 18 and 69 at the time this Rider is elected.

Coverage continues until the Rider anniversary on which the Insured Spouse reaches Attained Age 70, or until the Maturity Date, whichever is earliest.  This Rider will be effective until the Rider’s term expires, until we have paid the benefit, until you invoke the Overloan Lapse Protection Rider, or until you decide to terminate this Rider by written request to our Home Office.

This Rider has a conversion right.  The Insured Spouse may exchange the Rider's benefit for a level premium, level benefit plan, or whole life or endowment insurance, subject to limitations. Upon conversion, the Cash Value of the Policy to which this Rider is attached will not be affected. No evidence of the Insured’s Spouse insurability is required for conversion.

The following are required to exercise this conversion right:

(1)	conversion must be applied for in writing;

(2)	you must exercise your conversion right while both:

a.
the Policy and Rider are in force and not in a grace period (if the Insured under the Policy dies anytime while this Policy and Rider are in force, conversion must be applied for within 90 days after we receive proof of death for the Insured); and

b.	prior to the Rider anniversary date on which the Insured Spouse reaches Attained Age 66;

(3)	the amount of coverage available for any new policy purchased under this right of conversion is subject to the following:

a.	the coverage amount of the new policy must be for the greater of $10,000 or the minimum amount available for the new policy under our issue rules at the time; but

b.	no more than 100% of the Rider Specified Amount.

(4)	the new policy must be for a plan of insurance we are issuing on the date of conversion;

(5)	the Premium for the new policy will be based on the rates in effect on the date of conversion;

(6)
the Premium rate for the new policy will be based on the Attained Age of the Insured Spouse on the date of conversion, the same class of risk as this Rider, if available, and the rates in use at that time. If this Rider's risk class is not available for the new policy, the next best risk class available will apply; and

(7)	no supplemental benefits or additional coverage may be added without evidence of the Insured Spouse's insurability and our consent.

The effective date of the new policy will be the date of conversion. The incontestability and suicide periods of the new policy will start on the effective date of this Rider.

Spouse Life Insurance Rider Charge.  If you elect this Rider we will deduct a monthly Rider charge to compensate us for providing term insurance on the life of the Insured Spouse.  The Rider charge is the product of the Rider's Specified Amount and the Insured Spouse life insurance cost of insurance rate.  We base the Insured Spouse life insurance cost of insurance rate on our expectations as to the mortality of the Insured Spouse.  The Insured Spouse life insurance cost of insurance rate will vary by the Insured Spouse’s sex, Attained Age, underwriting class, any substandard ratings, and the Rider's Specified Amount.

The Spouse Rider Charge will be deducted proportionally from your Sub-Account allocations and Fixed Account allocations.  Because we deduct the charge associated with this Rider from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Decreases in the Base Policy Specified Amount may result in a corresponding decrease in the Rider's Specified Amount.

Accidental Death Benefit Rider

The benefit associated with the Accidental Death Benefit Rider is the payment of a benefit, in addition to the Death Benefit, to the named beneficiary upon the Insured’s accidental death.  Accidental death means the Insured died within 90 days of sustaining, and as a result of, bodily injury caused by external, violent, and accidental means from a cause other than a risk not assumed.  Risks not assumed vary by state.  For specific information regarding rider conditions and risks not assumed in the state where your policy was issued, please refer to your rider form and/or consult with your registered representative or call Nationwide's service center.

You may purchase this Rider at any time on or after the policy anniversary on which the Insured reaches Attained Age 5 and before the policy anniversary on which the Insured reaches Attained Age 65 (while the policy is In Force).  The Rider coverage continues until the Insured reaches Attained Age 70.  This Rider will be effective until the Rider's term expires, until we have paid the benefit, or until you terminate the Rider by written request to our Home Office.

Accidental Death Benefit Rider Charge.  If you elect this Rider we will deduct a monthly Accidental Death Benefit Rider Charge to compensate us for providing coverage in the event of the Insured’s accidental death.  The Rider charge is the product of the Rider's Specified Amount and the accidental death benefit cost of insurance rate.  We base the accidental death benefit cost of insurance rate on our expectations as to the likelihood of the Insured's accidental death.  The accidental death benefit cost of insurance rate will vary by the Insured's Attained Age and any Substandard Ratings.

The Accidental Death Benefit Rider Charge will be deducted proportionally from your Sub-Account allocations and Fixed Account allocations.  Because we deduct the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Premium Waiver Rider

You may purchase this Rider at any time on or after the policy anniversary on which the Insured reaches Attained Age 21 and before the policy anniversary on which the Insured reaches Attained Age 59 (while the policy is In Force).

The benefit associated with the Premium Waiver Rider is a monthly credit to the policy upon the Insured’s total disability for 6 consecutive months not caused by a risk not assumed.  Risks not assumed vary by state.  For specific information regarding rider conditions and risks not assumed in the state where your policy was issued, please refer to your rider form and/or consult with your registered representative or call Nationwide's service center.

The amount credited to the policy is the lesser of:

•	the Premium you specified, or

•	the average actual monthly Premiums you paid over the last 36 months prior to the disability (or such shorter period of time that the policy has been In Force).

The monthly credit applied pursuant to the Rider may not be sufficient to keep your policy from Lapsing. If the policy lapses while Rider benefits are being paid, the Rider benefit will be applied to purchase an equivalent guaranteed level premium, level benefit to age 65 term policy.

Purchasing this Rider could help preserve the Death Benefit.

If the Insured is younger than Attained Age 63 at the time of the total disability, the Rider coverage continues until the Insured reaches Attained Age 65.  If the Insured is Attained Age 63 or older at the time of the total disability, the Rider coverage continues for 2 years.  This Rider is effective until the Rider’s term expires (unless we are paying a benefit under the Rider) or until you terminate the Rider by written request to our Home Office.

Premium Waiver Rider Charge.  If you elect this Rider we will begin deducting a monthly Premium Waiver Rider Charge to compensate us for crediting the policy with the amount of scheduled due and payable Premium payments upon the Insured’s total disability for 6 consecutive months.  The Rider charge is the product of the Rider's benefit (the monthly policy credit) and the premium waiver cost rate.  We base the premium waiver cost rate on our expectations as to likelihood of the Insured's total disability for 6 consecutive months.  The premium waiver rider monthly rates are established at issue and will not change while the rider remains In Force.  At issue or upon reinstatement, rates will vary by policy based on the Insured's sex, Attained Age, underwriting class, and any Substandard Ratings.

The Premium Waiver Rider Charge will be deducted proportionally from your Sub-Account allocations and Fixed Account allocations.  Because we deduct the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Change of Insured Rider

The benefit associated with the Change of Insured Rider is that you may designate a new Insured, subject to insurability and other conditions. The Rider is only available in connection with policies issued to corporate entities or in other business contexts where the primary purpose is to provide protection or benefits to employees. The Rider is not available to individuals outside of these limited business purposes.  The costs and benefits under the policy after the change will be based on the underwriting classification and characteristics of the new Insured.

The amount of insurance coverage after the change date shall be the total Specified Amount shown on the application to change the Insured provided that (1) the policy continues to qualify as life insurance under the Code and (2) such specified amount equals or exceeds the minimum total Specified Amount shown on the Policy Data Pages.  You may elect this rider at the time of application or at any time while the policy is In Force.  Coverage on the new Insured will become effective on the change date.  Coverage on the previous Insured will terminate on the day before the change date.  The change date is the first monthly anniversary on or next following the date the change of insured conditions are met.  The Policy Date will not change.

Change of Insured Conditions:

1.	At the time of the change, the new Insured must have the same business relationship to the Owner as did the previous Insured.

2.	The new Insured may be required to submit evidence of insurability to us.

3.	The new Insured must satisfy our underwriting requirements.

4.	The policy must be In Force and not be in a grace period at the time of the change.

5.	The new Insured must have been at least age eighteen on the Policy Date.

6.	The Owner must make written application to change the Insured.

The costs and benefits under the policy after the change will be based on the underwriting classification and characteristics of the new Insured.  However, it will have no impact on the policy's Death Benefit.  You may elect this Rider at any time.

The costs and benefits under the policy after the change will be based on the underwriting classification and characteristics of the new Insured.  However, it will have no impact on the policy's Death Benefit.  You may elect this Rider at any time.

Change of Insured Rider Charge.  There is no charge associated with the Change of Insurance Rider.

Additional Term Insurance Rider

The benefit associated with the Additional Term Insurance Rider is term life insurance on the Insured, in addition to the Death Benefit, payable to the beneficiary upon the Insured’s death.

You may purchase this Rider at any time while the policy is In Force until the Insured reaches Attained Age 120.  The Rider benefit amount may vary monthly and is based on the chosen Death Benefit.  You may renew coverage annually until the Insured reaches Attained Age 120, when this Rider’s term expires.

At any time while the policy and the Rider are In Force (including on the Rider's maturity date), you may convert the term life insurance associated with this Rider into Specified Amount and apply it to the policy. Converting the term life insurance associated with this Rider may impact the overall cost of your policy as the cost of insurance charges for the term life insurance are generally lower compared to the cost of insurance charges for Base Policy Specified Amount. Any such conversion request must be made in writing and submitted to our Home Office.  We will not require evidence of insurability upon conversion.

Before deciding whether to purchase the Additional Term Insurance Rider it is important for you to know that when you purchase this Rider, the compensation received by your registered representative and his or her firm is less than when compared to purchasing insurance coverage under the base policy.  As a result of this compensation reduction, the charges assessed for the cost of insurance under this Rider will be lower for a significant period of time.  There are instances where the Additional Term Insurance Rider may require lower Premium to maintain the total death benefit over the life of the policy or may require increased Premium when compared to not purchasing the Rider at all.

There are also some distinct disadvantages to purchasing the Rider, such as not being able to extend the Maturity Date for coverage under the Rider (resulting in a loss of coverage at maturity).  Another disadvantage is the base policy guaranteed policy continuation provision will only cover the Additional Term Insurance Rider for the first 5 policy years.  In comparison, the base policy allows longer coverage for issue ages under Attained Age 70.   In addition, the Extended Death Benefit Guarantee Rider does not cover the Additional Term Insurance Rider at all, and invoking it will terminate the Additional Term Insurance Rider.  See the Guaranteed Policy Continuation Provision in the Lapse section of this prospectus and the description of the Extended Death Benefit Guarantee Rider later in this section for additional information.

If you have questions about whether the Rider is appropriate for you, please consult your registered representative for more specific information on this Rider and its potential benefits.  Your registered representative can answer your questions and provide you with illustrations demonstrating the impact of purchasing coverage under the Rider.

Additional Term Insurance Rider Charge.  If you elect this Rider we will deduct a monthly Additional Term Insurance Rider Charge to compensate us for providing term life insurance on the Insured.  The monthly cost of insurance charge for this Rider is determined by multiplying the Rider monthly cost of insurance rate by the Rider Death Benefit.  The Rider Death Benefit will be equal to the difference between the total death benefit and the base policy death benefit.  We base the Additional Term Insurance Rider cost of insurance rate on our expectation as to the Insured's mortality.  The Additional Term Insurance Rider cost of insurance rate will vary by the Insured's sex, Attained Age, underwriting class, any Substandard Ratings, and the Total Specified Amount.

The Additional Term Insurance Rider Charge will be deducted proportionally from your Sub-Account allocations and Fixed Account allocations.  Because we deduct the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on the Cash Value.

Waiver of Monthly Deductions Rider

You may purchase this Rider at any time on or after the policy anniversary on which the Insured reaches Attained Age 21 and before the policy anniversary on which the Insured reaches Attained Age 59 (as long as the policy is In Force).  You may not purchase both this Rider and the Premium Waiver Rider.

The benefit associated with the Waiver of Monthly Deductions Rider is a benefit (in the form of a credit or expense waiver) to assist the policy owner with policy expenses upon the Insured's disability for 6 consecutive months not caused by a risk not assumed.  Risks not assumed vary by state.  For specific information regarding rider conditions and risks not assumed in the state where your policy was issued, please refer to your rider form and/or consult with your registered representative or call Nationwide's service center. The benefit takes the form of a credit to the policy for the remainder of the policy year, of an amount necessary to keep the policy In Force.  Beginning on the next policy anniversary, the benefit takes the form of a waiver of the policy's monthly charges.

How long the benefit lasts depends on the Insured's age at the beginning of the total disability.  If the Insured's total disability begins before the Insured reaches Attained Age 60, the benefit continues for as long as the Insured is totally disabled (even if that disability extends past when the Insured reaches Attained Age 65) or until you invoke the Overloan Lapse Protection Rider.  If the Insured's total disability begins when the Insured is between the Attained Ages of 60 and 63, the benefit continues until the Insured reaches Attained Age 65.  If the Insured's total disability begins after the Insured reaches Attained Age 63, the benefit continues for 2 years.

Waiver of Monthly Deductions Rider Charge. If you elect this Rider we will deduct a monthly Waiver of Monthly Deductions Rider Charge to compensate us for waiving the policy's monthly charges upon the Insured’s total disability for 6 consecutive months.  The Rider charge is the product of the monthly policy charges (excluding the cost for this Rider) and the deduction waiver cost rate.  We base the waiver of monthly deductions cost rate on our expectations as to the likelihood of the Insured's total disability for 6 consecutive months.  The deduction waiver cost rate varies by the Insured's Attained Age and any Substandard Ratings.

The Waiver of Monthly Deductions Rider Charge will be deducted proportionally from your Sub-Account allocations and Fixed Account allocations.  Because we deduct the Rider charge from the Cash Value, purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Extended Death Benefit Guarantee Rider

General Information About this Rider

This Rider is only available for election at the time the Policy is issued.

This Rider provides additional Lapse protection beyond the protection provided under the Guaranteed Policy Continuation Provision of the base Policy. Base Policy Lapse protection lasts for a maximum of 10 years. The Lapse protection under this Rider may be elected for a period of between 20 years and the number of years until the Maturity Date of the Policy.

Lapse protection is designed to provide you the potential long-term benefits of investing in a variable universal life policy while protecting you from losing the life insurance coverage under the Policy due to adverse or unfavorable investment experience.

Before electing this Rider, carefully review the Guaranteed Policy Continuation Provision section of this prospectus.  If you are satisfied with the Lapse protection afforded under this provision of the base Policy meets your needs, you should not purchase this Rider.

There are two conditions to receiving coverage under this Rider.  The first condition is paying the Rider’s charge.  The second condition is meeting the required Net Accumulated Premium under one of two testing methods.  If you do not meet one of the Premium testing methods described in this Rider, you will not receive any coverage or benefits afforded by this Rider.  If, at any time, you fail the 10 Year Paid-Up testing method, that method of testing will no longer be used to determine whether Rider coverage applies.  Premium testing methods are described in detail in “Testing Methods: Net Accumulated Premium” and “How and When We Test” subsections of this section.

If you purchase this Rider, you will be asked to make two irrevocable elections.  The first election is what portion of the Base Policy Specified Amount you want covered by this Rider.  This Rider permits you to elect coverage of between 50% and 100% of the Base Policy Specified Amount.  The other election is how long you want coverage under this Rider to last (between 20 years and the Maturity Date).

The Rider Charge

We assess a charge for the coverage provided by this Rider. The charge is determined, and will vary, based on the Insured’s sex, Attained Age, underwriting class and the elected duration of the Base Policy Specified Amount to be guaranteed by this Rider.

This Rider charge will be deducted proportionally from your Sub-Account and Fixed Account allocations. Because we deduct the Rider charge from the Cash Value, purchase of this Rider may reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

It is important to remember that you will be paying the Rider charge while the Guaranteed Policy Continuation Provision of the base Policy is in effect.  In the event Lapse protection benefits become payable during the Guaranteed Policy Continuation Period of the base Policy, the benefits provided will be greater than or equal to the benefits provided under the Rider.

Allocation Restrictions

Only certain Sub-Accounts are available when you elect this Rider.  We selected the available Sub-Accounts on the basis of certain risk factors associated with their investment objective and Sub-Accounts were excluded from availability with this Rider on the basis of similar risk considerations.

The following allocations are permitted under this Rider.

(1) the Fixed Account; and/or

(2) any combination of the Sub-Accounts listed below.

Fidelity Variable Insurance Products Fund
•	VIP Freedom Fund 2010 Portfolio: Service Class
•	VIP Freedom Fund 2020 Portfolio: Service Class
•	VIP Freedom Fund 2030 Portfolio: Service Class

Nationwide Variable Insurance Trust (“NVIT”)
•	American Funds NVIT Asset Allocation Fund: Class II
•	Nationwide NVIT Investor Destinations Funds: Class II
➢	Nationwide NVIT Investor Destinations Conservative Fund: Class II
➢	Nationwide NVIT Investor Destinations Moderately Conservative Fund: Class II
➢	Nationwide NVIT Investor Destinations Moderate Fund: Class II
➢	Nationwide NVIT Investor Destinations Moderately Aggressive Fund: Class II
➢	Nationwide NVIT Investor Destinations Aggressive Fund: Class II

Allocations to or transfers to investment options other than those listed above are not permitted when this Rider is in force.  We reserve the right to modify the list of Rider investment options upon written notice.  If we substitute or delete a Sub-Account from the list of available investment options, the substitution or deletion will not affect existing Policies where this Rider is already in effect.

You may instruct us to move your allocations back and forth between the available Rider investment options at any time while this Rider is In Force, which will be considered a transfer event.  While this Rider is In Force, your investment allocation (current and future) instruction must be entirely (100%) to the Rider investment options listed above.  While this Rider is In Force and if you instruct us to allocate amounts to an investment option not available under this Rider, we will not process your request.  We will then notify you that you have submitted allocation instructions that violate the terms of this Rider.  Your allocation will remain unchanged until we receive instructions that comply with the allocation requirements of this Rider.  You may still choose to terminate this Rider and then instruct us to make allocations under any of the investment options available under the Policy.  Termination of the Rider will end all Rider coverage including payment of the Guarantee Amount and Rider charges.

How this Rider Operates

At issue, you irrevocably elect: (1) between 50% and 100% of your Base Policy Specified Amount to be covered by this Rider (the “Guarantee Amount”); and (2) how long to apply the Rider coverage (between 20 years and the number of years until the Maturity Date of the Policy (the “Guarantee Duration”).

When you make your Rider elections, we will determine the required Net Accumulated Premium to keep the Rider in-force.   Net Accumulated Premium equals the cumulative sum, from the Policy Date to the date of the most recent monthly anniversary of the Policy Date, of all Premiums paid adjusted for partial surrenders, Indebtedness and Returned Premium.

Testing Methods: Net Accumulated Premium

We will use two methods to test whether the required Net Accumulated Premium has been satisfied.

(1)	10 Year Paid-Up Method– This method determines a required Net Accumulated Premium over a ten-year period beginning on the issue date, regardless of the duration of Rider coverage you elected.

(2)
Monthly Premium Method– This method specifies a monthly required Premium.  When we conduct this test the Net Accumulated Premium must be equal to or greater than the sum of the monthly required Premiums from the issue date to the most recent monthly anniversary. The required Net Accumulated Premium is what must be paid for the Rider coverage to apply.

You may decide to pay the required Net Accumulated Premium under either method. Please Note: It may not be possible to pay Premium equal to the required Net Accumulated Premium under the 10 Year Paid-Up method.  Depending on how your policy is issued (e.g. Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test) paying enough Premium under the 10 Year Paid-Up method may result in your Policy not being treated as life insurance.   You still have the option of paying Premium equal to, or in excess of, the required Net Accumulated Premium under the Monthly Premium Method. Premium payments will be subject to Internal Revenue Code 7702 guidelines. Please request and carefully review illustrations of your planned rider elections, Premium payments, Surrender and/or Policy loan activity before purchasing this Rider.

The amount of required Net Accumulated Premium for either test is determined, and will vary, based on the Insured’s sex, issue age, underwriting class, any substandard ratings, the Base Policy Specified Amount, death benefit option, other optional benefits, as well as the elections made under this Rider.

How and When We Test

During the Guarantee Duration, we conduct tests to determine whether the required Net Accumulated Premium has been paid under either the Monthly Premium Method or the 10 Year Paid-Up Method.  Listed below is how and when we determine under each method if you have paid the required Net Accumulated Premium for Guarantee Amount to apply.

(1)
Test for the 10 Year Paid-Up Method– This test is first performed on the monthly anniversary after the tenth Policy Year.  This first test must be satisfied and will be if the Net Accumulated Premium is equal to or greater than the required Net Accumulated Premium on this date.   If the first test is not satisfied, the 10 Year Paid-Up Method no longer applies and Rider benefits apply only if the Monthly Premium Method test is satisfied.

(2)
Test for the Monthly Premium Method– Every monthly anniversary of the Policy Date we calculate whether your Policy will Lapse.  If this is the case and you purchased this Rider, we apply the Monthly Premium Method test.  The test is satisfied if the Net Accumulated Premium paid is equal to or greater than the required Net Accumulated Premium on this date.

We will subsequently test using both methods under the circumstances described below to determine Rider coverage.

In the case of the 10 Year Paid-Up Method, if the first test was satisfied we retest:

(1)	on any monthly anniversary of the Policy Date during the period of time coverage under this Rider is in effect, if your Policy will Lapse, subject to the Grace Period of the Policy;

(2)	on any date of a partial Surrender or Policy loan; and

(3)	on any date there is Returned Premium.

The 10 Year Paid-Up Method will no longer be applied under the following circumstances.

•	failing to satisfy the 10 Year Paid-Up Method test at any time it is performed;

•	increasing the Base Policy Specified Amount;

•	changing the death benefit option; or

•	adding or increasing any rider to the base Policy on or after the first Policy Anniversary.

If any of the above circumstances apply then 10 Year Paid-Up Method is no longer available; however you may still receive the Guarantee Amount if you satisfy the test under the Monthly Premium Method.

In the case of the Monthly Premium Method test, we will conduct a test if any of the following changes are done to the base Policy.

•	increasing or decreasing the Base Policy Specified Amount;

•	adding or increasing any rider to the base Policy;

•	changing the death benefit option; or

•	changing the underwriting classification of the Insured.

We may require approval of any of the changes above as a change may result in a subsequent change to the required Net Accumulated Premium under this Rider.

Situations Where the Guarantee Amount May be Modified or this Rider Terminates

Coverage under this Rider will not apply in the following circumstances.

(1) You do not pass one of the two testing methods we use to determine whether required Net Accumulated Premium has been met, such as failing to pay sufficient Premium.

(2) If you take partial Surrenders and/or Policy loans and they reduce the Net Accumulated Premium below the required Net Accumulated Premium and this results in failing to meet one of the tests under this Rider.  Listed below is how partial Surrenders impact Net Accumulated Premium requirements for each test.

(a) Under the 10 Year Paid-Up Method, if partial Surrenders or Policy loans reduce the Net Accumulated Premium to less than the required Net Accumulated Premium, then the test is not satisfied and the Guarantee Amount does not apply.

(b) Under the Monthly Premium Method, if partial Surrenders reduce the Net Accumulated Premium to less than the required Net Accumulated Premium, then the test is not satisfied and the Guarantee Amount does not apply.

If a partial Surrender decreases the Base Policy Specified Amount, then there will be a proportional reduction in the Guarantee Amount.  Any other changes to the Policy resulting in a decrease of the Base Policy Specified Amount will also result in a proportional reduction of the Guarantee Amount.

This Rider will terminate and no coverage will apply if any of the following applies.

(1) You elect to terminate this Rider. If you elect to terminate this Rider, we may require you to return the Rider and the Policy for endorsement.

(2) The Guarantee Duration ends.

(3) The Policy Lapses, is Surrendered, or otherwise terminates. We will also not permit reinstatement of this Rider in the event you decide to reinstate the Policy.

(4) You terminate this Rider in order to make an allocation of Cash Value or Net Premium to a Sub-Account that is not available under this Rider.

How the Grace Period Under the Base Policy Operates with this Rider

While this Rider is inforce, in the event you fail to satisfy the Guaranteed Policy Continuation Provision of the base Policy, or either of the required Net Accumulated Premium testing methods, the Policy will become subject to the Policy Continuation, Grace Period, and Reinstatement Provisions of the base Policy.

If the Policy enters a Grace Period we will send you notification that includes the following Premium amounts:

1.	The amount of Premium required to prevent the Policy from Lapsing; and
2.	The amount of Premium you must pay so tha the required Net Accumulated Premium equals or exceeds the amount needed to meet the Monthly Premium Method test and prevents this Rider from Lapsing.

This Rider and the Policy to which it is attached will terminate unless sufficient Premium is paid within the sixty-one day grace period.

Interaction with other Riders: Operation of other Riders Elected In Conjunction with this Rider

Premium Waiver Rider

If you elected the Premium Waiver Rider, the benefits provided by that rider in the form of Premium payments will be counted as part of the Net Accumulated Premium paid for the purposes of satisfying the Monthly Premium Method and 10 Year Paid-Up Method tests subject to the following:

•	when qualifying for benefits under the Premium Waiver Rider, the Premium requirements of this Rider will not be reduced;
•	benefits provided by the Premium Waiver Rider in the form of Premium payments may not be sufficient on its own to meet the Premium requirements associated with this Rider; and
•
if the benefits provided by the Premium Waiver Rider in the form of Premium payments are not sufficient to satisfy the Monthly Premium Method or 10 Year Paid-Up Method tests, you may have to  pay additional Premium to meet the required Net Accumulated Premium under the tests.

Waiver of Monthly Deductions Rider

If the Waiver of Monthly Deductions Rider is elected, then upon qualifying for benefits under that rider, the required Net Accumulated Premium for this Rider will not be waived or reduced. The benefits provided by the Waiver of Monthly Deductions Rider, in contrast to the Premium Waiver Rider, will not count towards the Net Accumulated Premium for purposes of satisfying any of the required Net Accumulated Premium tests under the Rider. Failure to make Premium payments sufficient to meet either test of required Net Accumulated Premium while you are receiving benefits under the Waiver of Monthly Deductions Rider may result in a loss of benefits under the Rider.

Acceleration of Life Insurance Death Benefit for Qualified Long Term Care Services Rider

If the Acceleration of Life Insurance Death Benefit for Qualified Long Term Care Services Rider  is elected, then upon qualifying for benefits under that rider , the Premium requirements for the Rider will not be waived or reduced and charges for the Rider will continue to be deducted from the Policy’s Cash Value.  Benefits under the Acceleration of Life Insurance Death Benefit for Qualified Long Term Care Services Rider  do not reduce Net Accumulated Premiums.

If the Acceleration of Life Insurance Death Benefit for Qualified Long Term Care Services Rider  Specified Amount is greater than the Guarantee Amount, then upon commencement of benefits under the Rider and after termination of the Additional Term Insurance Rider, if applicable, the Acceleration of Life Insurance Death Benefit for Qualified Long Term Care Services Rider  Specified Amount will be reduced so that it equals the Base Policy Specified Amount after invocation of the Rider.

Overloan Lapse Protection Rider

If the Overloan Lapse Protection Rider is elected, and before receiving any benefits under this Rider, an election to invoke the Overloan Lapse Protection Rider will result in termination of this Rider and its charge.

While receiving benefits under the Rider, the Overloan Lapse Protection Rider cannot be invoked without first terminating the Rider.

Riders Terminating When Benefits Under this Rider Commence

Once you begin to receive benefits under this Rider and before the end of the Guarantee Duration, no changes to the base Policy will be permitted, i.e. changes to Specified Amount and addition of other optional Riders. In addition, if you elected any of the following riders, they will terminate.

•	Spouse Life Insurance Rider
•	Change of Insured Rider
•	Children’s Term Insurance Rider
•	Accidental Death Benefit Rider
•	Additional Term Insurance Rider
•	Premium Waiver Rider

If a rider is terminated by operation of this Rider charges under terminated riders will end and you may not reapply for these riders until the expiration of the Guarantee Duration.

Voluntary Termination of the Rider

You may terminate the Rider by written request to us. Termination by written request will be effective the next business day following receipt at our Home Office stated on the Policy cover page.  In order to terminate this Rider, we have the right to require return of this Rider and the Policy to which it is attached for endorsement. The Rider also automatically terminates under the conditions previously described.

Policy Owner Services

Dollar Cost Averaging

You may elect to participate in a dollar cost averaging program.  Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations and promote a more stable Cash Value and Death Benefit over time.  Policy owners may direct us to automatically transfer specific amounts from the Fixed Account and the NVIT – Nationwide NVIT Government Bond Fund: Class I, and the NVIT – Nationwide NVIT Money Market Fund: Class I to any other Sub-Account.  Transfers from the Fixed Account must be no more than 1/30th of the Fixed Account value at the time you elect to participate in the program.

You may elect to participate in the dollar cost averaging program at the time of application or at a later date by submitting an election form.  An election to participate in the program that is submitted after application will be effective at the beginning of the next policy month.  There is no charge for dollar cost averaging and dollar cost averaging transfers do not count as transfer events.  We will continue to process dollar cost averaging transfers until there is no more value left in originating investment option(s) or until you instruct us to terminate your participation in the service.

Dollar cost averaging programs may not be available in all states.  We do not assure the success of these strategies and we cannot guarantee that dollar cost averaging will result in a profit or protect against a loss.  You should carefully consider your financial ability to continue these programs over a long enough period of time to purchase Accumulation Units when their value is low, as well as when their value is high.  We may modify, suspend or discontinue these programs at any time.  We will notify you in writing 30 days before we do so.

Enhanced Dollar Cost Averaging. Periodically, we may offer enhanced dollar cost averaging programs that can be used in connection with initial Premiums.  Under an enhanced dollar cost averaging program, the interest rate credited to the initial Premium allocated to the Fixed Account will be greater than the interest rate credited to standard Fixed Account allocations.  Enhanced dollar cost averaging programs will last for 1 year and your Premium will be transferred from the Fixed Account to the selected Sub-Account(s) based on the following schedule:

Beginning of Month	Fraction of Cash Value Transferred
2	1/11
3	1/10
4	1/9
5	1/8
6	1/7
7	1/6
8	1/5
9	1/4
10	1/3
11	1/2
12	Remaining Amount

Asset Rebalancing

You may elect to participate in an asset rebalancing program.  Asset rebalancing involves the automatic rebalancing of the Cash Value in your chosen Sub-Accounts (up to 20) on a periodic basis.  You can schedule asset rebalancing to occur every 3, 6, or 12 months on days when we price Accumulation Units.  There is no charge for asset rebalancing, but it does count as a transfer event.

You may elect to participate in an asset rebalancing program at the time of application or at a later date by submitting an election form.  Unless you elect otherwise, asset rebalancing will not affect the allocation of Premiums you pay after beginning the program.  Manual transfers will not automatically terminate the program.  Termination of asset rebalancing will only occur as a result of your specific instruction to do so.  We reserve the right to modify, suspend or discontinue asset rebalancing at any time.

Policy Loans

After the expiration of the free-look period and while the policy is In Force, you may take a loan against the policy's Cash Value.  Loan requests must be submitted in writing to our Home Office.  You may increase your risk of Lapse if you take a policy loan.  There also may be adverse tax consequences.  You should obtain competent tax advice before you decide to take a policy loan.

Loan Amount and Interest Charged

Subject to conditions, you may take a policy loan of no more than 90% of the Cash Value allocated to the Sub-Accounts plus 100% of the Cash Value allocated to the fixed investment option less any Surrender Charge.  The minimum loan amount is $200.

We charge interest on the amount of outstanding Indebtedness at the maximum guaranteed rate of 4.5% per annum.  The interest will accrue daily and is payable at the end of each policy year, or at the time of a new loan, a loan repayment, the Insured’s Death, a policy lapse, or a full surrender.  If the interest is not paid when due, we will add it to the outstanding loan amount by transferring a corresponding amount of Cash Value from each Sub-Account to the loan account in the same proportion as your Sub-Account allocations.

Collateral and Interest Earned

As collateral for the policy loan, we will transfer Cash Value equal to the policy loan amount to the policy loan account.  Amounts transferred from the Sub-Accounts will be in the same proportion as your Sub-Account allocations, unless you instruct otherwise.  We will only transfer amounts from the Fixed Account if the loan amount exceeds 90% of the Cash Value allocated to the Sub-Accounts.

Amounts in the policy loan account will accrue and be credited daily interest at a rate of 3.0% per annum (guaranteed minimum of 3.0%) in all policy years.

Net Effect of Policy Loans

We will charge interest on the outstanding loan amount and credit interest to the policy loan account at the same time.  In effect, the loan interest charged rate is netted against the interest crediting rate, and this is the amount that you are "charged" for taking the policy loan.  The maximum and current charges shown in the Periodic Charges Other Than Mutual fund Operating Expenses table do not reflect the interest that is credited to amounts in the loan account.  When the interest charged is netted against the interest credited, the net cost of a policy loan is lower than that which is stated in the table.

The amount transferred to the loan account is part of our General Account and will not be affected by the Investment Experience of the Sub-Accounts. The loan account is credited interest at a different rate than the fixed investment option. Even if it is repaid, a policy loan will affect the policy, the Cash Surrender Value and the Death Benefit.  If your total Indebtedness ever exceeds the policy's Cash Value, your policy may Lapse.

Repayment

You may repay all or part of a policy loan at any time while the policy is In Force during the Insured’s lifetime.  The minimum repayment amount is $50.  We will apply all loan repayments to the Sub-Accounts in the same proportion as your current Sub-Account allocations, unless you indicate otherwise.  While your policy loan is outstanding, we will treat any payments that you make as Premium payments, unless you indicate otherwise.  Repaying a policy loan will cause the Death Benefit and net Cash Surrender Value to increase accordingly.

Lapse

The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly policy charges.  You can avoid Lapsing the policy by paying the amount required by the Guaranteed Policy Continuation Provision, purchasing and meeting the requirements of the Extended Death Benefit Guarantee Rider, or, if elected, you can invoke the Overloan Lapse Protection Rider to prevent the policy from Lapsing due to Indebtedness.  Before any Lapse, there is a Grace Period during which you can take action to prevent the Lapse.  Subject to certain conditions, you may reinstate a policy that has Lapsed.

Guaranteed Policy Continuation Provision

The policy provides for a guaranteed policy continuation period referred to as the "Initial Death Benefit Guarantee Period" and is shown on the Policy Data Pages.  During the Initial Death Benefit Guarantee Period, the policy will not Lapse if at the time a Lapse would otherwise occur, you have paid an amount of Premium, reduced for any Indebtedness, partial surrenders, and/or Returned Premium, equal to or greater than the sum of the Monthly Initial Death Benefit Guarantee Premium in effect for each respective month since your policy was issued.

If you make any changes to your policy after it is issued, including any policy loans or partial surrenders, increases or decreases the Specified Amount, adding or terminating a rider, and/or changing your death benefit option, your Monthly Initial Death Benefit Guarantee Premium may change. A change will result in reissued Policy Data Pages. Your current Monthly Initial Death Benefit Guarantee Premium will be shown on the most recent version of the Policy Data Pages issued. Upon request and for no charge, we will determine whether your Premium payments, minus any Indebtedness, partial surrenders, and/or Returned Premiums, are sufficient to keep the Guaranteed Policy Continuation Provision in effect.

The Monthly Initial Death Benefit Guarantee Premium required will vary by the Insured's issue age, sex, underwriting class, any Substandard Ratings, the Insured's involvement in certain risky activities, the Specified Amount (including increases), and any Riders elected.

When the Initial Death Benefit Guarantee Period ends, if the Cash Surrender Value remains insufficient to cover the monthly policy charges, the policy is at risk of Lapsing and a Grace Period will begin.  The guaranteed policy continuation provision is subject to state insurance restrictions and may be different in your state and for your policy.  There is no separate additional charge for the guaranteed policy continuation provision.

Duration of the Initial Death Benefit GuaranteePeriod.  The Initial Death Benefit Guarantee Period begins when we issue the policy.  How long the guaranteed policy continuation period lasts depends on the Insured's age at the time of policy issuance, as reflected in the following table:

Insured's Attained Age at Policy Issuance:	0-69	70 or older
Duration of Guaranteed Policy Continuation Period:	the lesser of 10 policy years or to attained age 75	5 policy years

Grace Period

At the beginning of a Grace Period, we will send you a notice that will indicate the amount of Premium you must pay to avoid Lapsing the policy.  This amount is equal to the lesser of 3 times the current monthly deductions, or the amount of Premium that will bring the guaranteed policy continuation provision back into effect, if applicable.  If you do not pay the indicated amount within 61 days, the policy and all Riders will Lapse.

The Grace Period will not alter the operation of the policy or the payment of Proceeds.

Reinstatement

You may reinstate a Lapsed policy by:

•	submitting, at any time within 3 years after the end of the Grace Period and before the Maturity Date, a written request to reinstate the policy;
•	providing any evidence of insurability that we may require;
•
paying sufficient Premium to keep the policy In Force for 3 months from the date of reinstatement, or, if the policy is in the guaranteed policy continuation period, paying the lesser of (a) and (b) where:

(a)	is the amount of Premium sufficient to keep the policy In Force for 3 months from the date of reinstatement; and
(b)	is the amount of Premium sufficient to bring the guaranteed policy continuation provision into effect;
•	paying sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period; and
•	repaying or reinstating any Indebtedness that existed at the end of the Grace Period.

Subject to satisfactory evidence of insurability, you may also reinstate any Riders.

The effective date of a reinstated policy, (including any Riders) will be the monthly anniversary date on or next following the date we approve the application for reinstatement.  If elected, the Extended Death Benefit Guarantee Rider cannot be reinstated after a Lapse.

If the policy is reinstated, the Cash Value on the date of reinstatement will be set equal to the lesser of:

•	the Cash Value at the end of the Grace Period; or
•	the Surrender Charge corresponding to the policy year in which the policy is reinstated.

We will then add to the Cash Value any Premiums or loan repayments that you made to reinstate the policy.

The Sub-Account allocations that were in effect at the start of the Grace Period will be reinstated, unless you indicate otherwise.

Surrenders

Full Surrender

You may surrender the policy for the Cash Surrender Value at any time while the Insured is alive.  The Cash Surrender Value equals the policy's Cash Value minus any Indebtedness and the Surrender Charge.  A surrender will be effective as of the date we receive the policy and your written surrender request at our Home Office.  We reserve the right to postpone payment of that portion of the Cash Surrender Value attributable to the fixed investment option for up to 6 months.

Partial Surrender

You may request, in writing to our Home Office, a partial surrender of the policy’s Cash Surrender Value at any time after the policy has been In Force for one year.  Currently, we do not assess a Partial Surrender Fee.  However, we reserve the right to assess a Partial Surrender Fee to each partial surrender that equals the lesser of $25 or 2% of the amount surrendered.

We reserve the right to limit the number of partial surrenders to 1 per policy year.  The minimum amount of any partial surrender request is $200.  In policy years 2-10, the maximum amount of a partial Surrender in any given policy year is equal to 10% of the Cash Surrender Value as of the beginning of the policy year. In policy years 11+, the maximum amount of a partial Surrender is equal to the Cash Surrender Value less the greater of $500 or three times the most recent monthly deductions. Monthly deductions are calculated for each month, beginning on the Policy Date, as follows:

1. Mortality and Expense Risk Charge; plus

2. Administrative Charges; plus

3. the monthly cost of any additional benefits provided by any Riders; plus

4. the Base Policy Specified Amount Cost of Insurance.

A partial surrender cannot cause the total Specified Amount to be reduced below the minimum Specified Amount indicated on the Policy Data Page, and after any partial surrender, the policy must continue to qualify as life insurance under Section 7702 of the Code.  Partial surrenders may be subject to income tax penalties.  They could also cause your policy to become a "modified endowment contract" under the Code, which could change the income tax treatment of any distribution from the policy.

If you take a partial surrender, we will surrender Accumulation Units from the Sub-Accounts proportionally based on the current variable account Cash Value to equal the amount of the partial surrender.  If there are insufficient Accumulation Units available, we will surrender amounts from the Fixed Account.

Reduction of the Specified Amount due to a Partial Surrender.  When you take a partial surrender, we will reduce the Specified Amount to keep the Net Amount At Risk the same as before the partial surrender, if necessary.  The policy’s charges going forward will be based on the new Specified Amount causing the charges to be lower than they were prior to the partial surrender.

Any reduction of the Specified Amount will be made in the following order: against the most recent increase in the Specified Amount, then against the next most recent increases in the Specified Amount in succession, and finally, against the initial Specified Amount.

The Death Benefit

Calculation of the Death Benefit

We will calculate the Death Benefit and pay it to the beneficiary when we receive (at our Home Office) all information required to process the Death Benefit, including, but not limited to, proof that the Insured has died.  The Death Benefit may be subject to an adjustment if you make an error or misstatement upon application, or if the Insured dies by suicide.

While the policy is In Force, the Death Benefit will never be less than the Specified Amount.  The Death Benefit will depend on which Death Benefit option you have chosen and the tax test you have elected, as discussed in greater detail below.  Also, the Death Benefit may vary with the Cash Value of the policy, which is affected by Investment Experience, outstanding Indebtedness, and any due and unpaid monthly deductions that accrued during a Grace Period.

Death Benefit Options

There are 2 Death Benefit options under the policy.  You may choose one.  If you do not choose one of the following Death Benefit options, we will assume that you intended to choose Death Benefit Option One.  Not all Death Benefit options are available in all states.

Death Benefit Option One.  The Death Benefit will be the greater of the Specified Amount or the Minimum Required Death Benefit.

Death Benefit Option Two.  The Death Benefit will be the greater of the Specified Amount plus the Cash Value as of the date of death, or the Minimum Required Death Benefit.

The Minimum Required Death Benefit

The policy has a Minimum Required Death Benefit.  The Minimum Required Death Benefit is the lowest Death Benefit that will qualify the policy as life insurance under Section 7702 of the Code.

The tax tests for life insurance generally require that the policy have a significant element of life insurance and not be primarily an investment vehicle.  The guideline premium/cash value corridor test determines the Minimum Required Death Benefit by comparing the Death Benefit to an applicable percentage of the Cash Value.  These percentages are set out in the Code, but the percentage varies only by the Attained Age of the Insured.

Consult a qualified tax adviser on all tax matters involving your policy.

We will monitor compliance to ensure that the policy meets the statutory definition of life insurance for federal tax purposes.  As a result, the Proceeds payable under a policy should be excludable from gross income of the beneficiary for federal income tax purposes.  We may refuse additional Premium payments or return Premium payments to you so that the policy continues to meet the Code's definition of life insurance.

Changes in the Death Benefit Option

After the first policy year, you may elect to change the Death Benefit option from either Death Benefit Option One to Death Benefit Option Two, or from Death Benefit Option Two to Death Benefit Option One.  We will permit only 1 change of Death Benefit option per policy year.  The effective date of a change will be the monthly policy anniversary following the date we approve the change.

For any change in the Death Benefit option to become effective, the Cash Surrender Value after the change must be sufficient to keep the policy In Force for at least 3 months.

Upon effecting a Death Benefit option change, we will adjust the Specified Amount so that the Net Amount At Risk remains the same.  The policy’s charges going forward will be based on the adjusted Specified Amount causing the charges to be

higher or lower than they were prior to the change.  We will refuse a Death Benefit option change that would reduce the Specified Amount to a level where the Premium you have already paid would exceed any premium limit under the tax tests for life insurance.

Where the policy owner has selected the guideline premium/cash value corridor test, a change in Death Benefit option will not be permitted if it results in the total Premiums paid exceeding the maximum premium limitations under Section 7702 of the Code.

Incontestability

We will not contest payment of the Death Benefit based on the initial Specified Amount after the policy has been In Force during the Insured's lifetime for 2 years from the Policy Date, and, in some states, within 2 years from a reinstatement date.  For any change in Specified Amount requiring evidence of insurability, we will not contest payment of the Death Benefit based on such increase after it has been In Force during the Insured's lifetime for 2 years from its effective date, and, in some states, within 2 years from a subsequent reinstatement date.

Suicide

If the Insured dies by suicide, while sane or insane, within 2 years from the Policy Date, and, in some states, within 2 years a reinstatement date, we will pay no more than the sum of the Premiums paid, less any Indebtedness, and less any partial surrenders.  Similarly, if the Insured dies by suicide, while sane or insane, within 2 years from the date we accept an application for an increase in the Specified Amount, and, in some states, within 2 years from a subsequent reinstatement date, we will pay no more than the Death Benefit associated with insurance that has been In Force for at least two years from the Policy Date, plus the Cost of Insurance Charges associated with any increase in Specified Amount that has been In Force for a shorter period.

Policy Maturity

The Maturity Date of the policy will automatically be extended if the policy is In Force on the Maturity Date, unless you request otherwise. Refer to the Extending the Maturity Date section below for additional information.

If you elect not to extend the Maturity Date, we will pay the Proceeds to you, generally, within 7 days after we receive your written request at our Home Office.  The payment will be postponed, however, when: the New York Stock Exchange is closed; the SEC restricts trading or declares an emergency; the SEC permits us to defer it for the protection of our policy owners; or the Proceeds are to be paid from the fixed investment option.  The Proceeds will equal the policy's Cash Value minus any Indebtedness.  After we pay the Proceeds, the policy is terminated.

Extending the Maturity Date

During this Maturity Date extension, you will still be able to request partial surrenders, and, if elected, the Acceleration of Life Insurance Death Benefit for Qualified Long-Term Care Services Rider will remain in effect (though you will not be charged for it).  Payment of Proceeds and the termination of policy benefits will coincide with the policy's extended Maturity Date (unless you decide otherwise).  The Maturity Date extension will be for the Specified Amount, or the policy Cash Value if required by law in the state in which you lived at the time you purchased the policy regardless of your previous Death Benefit option choice. If the policy's Maturity Date is extended, we will endorse the policy so that:

(1)	no changes to the Specified Amount will be allowed;

(2)	no changes to the Death Benefit option will be allowed;

(3)	no additional Premium payments will be allowed;

(4)	no additional periodic charges will be deducted;

(5)	100% of the policy's Cash Value will be transferred to the Fixed Account; and

(6)
the Specified Amount will be adjusted to what it was when the Insured reached Attained Age 85, but excluding any coverage provided by the Additional Term Insurance Rider, and subject to any partial surrenders (which will affect the Specified Amount of a policy with Death Benefit Option One) based on the Insured's Attained Age at the time the partial surrender is requested.  While the Insured is  between the Attained Ages of 86 and 90, a partial surrender will decrease the Specified Amount proportionately.  If the Insured is Attained Age 91 or older, a partial surrender will reduce the Proceeds by an amount proportionate to the ratio of the partial surrender to the Cash Value.

Notwithstanding the above, if you have invoked the Overloan Lapse Protection Rider the Proceeds may be reduced. For additional information refer to the “Overloan Protection Rider” section of this prospectus.

Payment of Policy Proceeds

You may elect to receive Proceeds (Death Benefit, maturity Proceeds, or Cash Surrender Value) in a lump sum, or in another form that you may elect at application.  At any time before the Proceeds become payable, you may request to change the payout option by writing to our Home Office.

You may elect one or a combination of options.  To elect more than one payout option, you must apportion at least $2,000 to each option and each payment (made at the specified interval) must be at least $20.  The settlement options below are based on predetermined fixed payments.

If you do not make an election as to the form of the Proceeds, upon the Insured's death, the beneficiary may make the election.  Changing the beneficiary of the policy will revoke the payout option(s) in effect at that time.  Proceeds are neither assignable nor subject to claims of creditors or legal process.  If the beneficiary does not make an election, we will pay the Proceeds in a lump sum.

Normally, we will make a lump sum payment of the Proceeds within 7 days after we receive your written request at our Home Office.  However, we will postpone payment of the Proceeds on the days that we are unable to price Accumulation Units.  For more information on circumstances under which we are unable to price Accumulation Units, see "Valuation of Accumulation Units." Proceeds are paid from our general account.  For payout options other than lump sum, we will issue a settlement contract in exchange for the policy.

Please note that for the remainder of "Payment of Policy Proceeds" provision, "you" means the person entitled to the Proceeds.

Life Income with Payments Guaranteed Option

If you elect the Life Income with Payments Guaranteed Option, we retain the Proceeds and make payments to you at specified intervals for a guaranteed period (10, 15 or 20 years) and, if you are still living at the end of the guaranteed period, we will continue making payments to you for the rest of your life.  During the guaranteed period, we will pay interest on the remaining Proceeds at a rate of at least 2.5% per annum, compounded annually.  We will determine annually if we will pay any interest in excess of 2.5%.  The Proceeds can be paid at the beginning of 12-, 6-, 3- or 1-month intervals.

Since the payments are based on your lifetime, which is not a predetermined time period, you cannot withdraw any amount you designate to this option once payments begin.  If you die before the guaranteed period has elapsed, we will make the remaining payments to your estate.  If you die after the guaranteed period has elapsed, we will make no further payments.

Joint and Survivor Life Option

If you elect the Joint and Survivor Life Option, we retain the Proceeds and make equal payments to you at specified intervals for the life of the last surviving payee.  The Proceeds can be paid at the beginning of 12-, 6-, 3- or 1-month intervals.

Since the payments are based on the lifetimes of the payees, which are not predetermined periods, you cannot withdraw any amount you designate to this option once payments begin.  Payments will cease upon the death of the last surviving payee.  We will make no payments to the last surviving payee's estate.  It is possible that only one payment will be made under this option if both payees die prior to the first payment.

Life Income Option

If you elect the Life Income Option, we will use the Proceeds to purchase an annuity with the payee as annuitant.  The amount payable will be based on our current individual immediate annuity purchase rate on the date of the Insured's death, the Maturity Date, or the date the policy is surrendered, as applicable.  The Proceeds can be paid at the end of 12-, 6-, 3- or 1-month intervals.

Since the payments are based on your lifetime, which is not a predetermined period, you cannot withdraw any amount you designate to this option once payments begin.  Payments will cease upon your death.  We will make no payments to your estate.  It is possible that only one payment will be made under this option if the payee die prior to the first payment.

Some or all of the payout options listed may not be available in all states.  Forms of payout other than the three listed above may be requested, but are subject to our approval.  Requests for other forms of payout must be based on fixed payments, no variable payment options are permitted.  The amount of payments and duration of any other payout options will be determined by us.

Taxes

The tax treatment of life insurance policies under the Code is complex and the tax treatment of your policy will depend on your particular circumstances.   Seek competent tax advice regarding the tax treatment of the policy given your situation.  The following discussion provides an overview of the Code’s provisions relating to certain common life insurance policy transactions.  It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.

Types of Taxes

Federal Income Tax.  Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded.  Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable.  These expenditures are called deductions.  While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.

Federal Transfer Tax.  In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of wealth made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person’s death (the federal estate tax).

The federal gift tax is imposed on the value of the property (including cash) transferred by gift.  Each donor is allowed to exclude an amount (in 2007, up to $12,000 per recipient) from the value of present interest gifts.  In addition, each donor is allowed a credit against the tax on the first million dollars in lifetime gifts (calculated after taking into account the $12,000 exclusion amount).  An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse.  Unlike the estate tax, the gift tax is not scheduled to be repealed.

In general, in 2007, an estate of less than $2,000,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability.  The $2 million amount increases to $3.5 million in 2009.  The federal estate tax (but not the federal gift tax) is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the estate tax is scheduled to be reinstated with respect to decedents who die after December 31, 2010.  If the estate tax is reinstated and Congress has not acted further, the size of estates that will not incur an estate tax will revert to $1 million.

An unlimited marital deduction may be available for federal estate tax purposes for certain amounts that pass to the surviving spouse.

If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT").  The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes.  The tax is imposed at a flat rate equal to the maximum estate tax rate (for 2007, 45%), and there is a provision for an aggregate $1 million exemption.  The GSTT tax is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the GSTT tax is scheduled to be reinstated on January 1, 2011 at a rate of 55%.

State and Local Taxes.  State and local estate, inheritance, income and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policy owner or beneficiary.  While these taxes may or may not be substantial in your case, state by state differences of these taxes preclude a useful description of them in this prospectus.

Buying the Policy

Federal Income Tax.  Generally, the Code treats life insurance Premiums as a personal expense.  This means that under the general rule you cannot deduct from your taxable income the Premiums paid to purchase the policy.

Federal Transfer Tax.  Generally, the Code treats the payment of Premiums on a life insurance policy as a gift when the Premium payment benefits someone else (such as when premium payments are paid by someone other than the policy owner).  Gifts are not generally included in the recipient’s taxable income.  If you (whether or not you are the Insured) transfer ownership of the policy to another person, the transfer may be subject to a federal gift tax.

Investment Gain in the Policy

The income tax treatment of changes in the policy’s Cash Value depends on whether the policy is "life insurance" under the Code.  If the policy meets the definition of life insurance, then the increase in the policy’s Cash Value is not included in your taxable income for federal income tax purposes unless it is distributed to you before the death of the Insured.

To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code.  We will monitor the Policy’s compliance with Code Section 7702, and take whatever steps are necessary to stay in compliance.  Diversification.  In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified.  Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS.  If the failure to diversify is not corrected, the income and gain in the contract would be treated as taxable ordinary income for federal income tax purposes.

We will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, will change the objectives or assets of the Sub-Account investments to remain in compliance.  Thus, the policy should receive federal income tax treatment as life insurance.

Representatives of the IRS have informally suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment.  In 2003, the IRS issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying mutual funds available in a variable insurance product does not exceed 20, the number of funds alone would not cause the policy to not qualify for the desired tax treatment.  The IRS has also indicated that exceeding 20 investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the policy, when determining whether the policy qualifies for the desired tax treatment.  The revenue ruling did not indicate the number of fund options, if any, that would cause the policy to not provide the desired tax treatment.  Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting: the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in the investment objectives of underlying mutual funds such that the policy would no longer qualify as life insurance under Section 7702 of the Code, we will take whatever steps are available to remain in compliance.

Periodic Withdrawals, Non-Periodic Withdrawals and Loans

The tax treatment described in this section applies to withdrawals and loans you choose to take from the policy.  It also applies to Premiums we accept but then return to meet the Code's definition of life insurance.

The income tax treatment of distributions of cash from the policy depends on whether the policy is also a "modified endowment contract" under the Code. Generally, the income tax consequences of owning a life insurance contract that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance contract that is a modified endowment contract.

The policies offered by this prospectus may or may not be issued as modified endowment contracts.  If a contract is issued as a modified endowment contract, it will always be a modified endowment contract; a contract that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the contract, such as payment of additional Premiums.  If the contract is not issued as a modified endowment contract, we will monitor it and advise you if the payment of a Premium, or other transaction, may cause the contract to become a modified endowment contract.

When the Policy is Life Insurance that is a Modified Endowment Contract.  Section 7702A of the Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total Premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual Premiums.  Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new 7 year testing period as a result of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.

All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single contract for purposes of determining the amount that is includible in income when a distribution occurs.

The Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts.  Under these special rules, such transactions are taxable to the extent that at the time of the transaction the Cash Value of the policy exceeds the investment in the contract (generally, the Premiums paid for the policy).  In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59½ or disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Code.

When the Policy is Life Insurance that is NOT a Modified Endowment Contract.  If the policy is not issued as a modified endowment contract, we will monitor Premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract.  If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in Death Benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Code.  You should carefully consider this potential tax ramification and seek further information before requesting any changes in the terms of the policy.

Distributions from life insurance contracts that are not modified endowment contracts generally are treated as being from the investment in the contract (generally, the Premiums paid for the contract), and then from the income in the contract.  Because Premium payments are generally nondeductible, distributions not in excess of investment in the contract are generally not includible in income; instead, they reduce the owner’s investment in the contract.

However, if a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued that causes a reduction in Death Benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Code.  You should carefully consider this potential tax ramification and seek further information before requesting any changes in the terms of the policy.

In addition, a loan from a life insurance contract that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner’s lifetime.  Distributions from contracts that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.

Surrendering the Policy

A full surrender, cancellation of the policy by Lapse, or the maturity of the policy on its Maturity Date may have adverse tax consequences.  If the amount you receive plus total policy Indebtedness exceeds the investment in the contract (generally, the Premiums paid into the policy), then the excess generally will be treated as taxable ordinary income, regardless of whether or not the policy is a modified endowment contract.  In certain circumstances, for example when the policy Indebtedness is very large, the amount of tax could exceed the amount distributed to you at surrender.

Withholding

Distributions of income from a life insurance policy, including a life insurance policy that is a modified endowment contract, are subject to federal income tax withholding.  Generally, the recipient may elect not to have the withholding taken from the distribution.  We will withhold income tax unless you advise us, in writing, of your request not to withhold.  If you request that taxes not be withheld, or if the taxes withheld are insufficient, you may be liable for payment of an estimated tax.

A distribution of income from a life insurance policy may be subject to mandatory back-up withholding.  Mandatory backup withholding means that we are required to withhold taxes on a distribution, at the rate established by Section 3406 of the Code, and the recipient cannot elect to receive the entire distribution at once.  Mandatory backup withholding may arise if we have not been provided a taxpayer identification number, or if the IRS notifies us that back-up withholding is required.

In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:

•	the value each year of the life insurance protection provided;
•	an amount equal to any employer-paid Premiums; or
•	some or all of the amount by which the current value exceeds the employer’s interest in the policy; or
•	interest that is deemed to have been forgiven on a loan that we deemed to have been made by the employer.

Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

Exchanging the Policy for Another Life Insurance Policy

Generally, you will pay taxes on amounts that you receive in excess of your Premium payments when you completely surrender the policy.  If, however, you exchange the policy for another life insurance policy, modified endowment contract, or annuity contract, you will not be taxed on the excess amount if the exchange meets the requirements of Code

Section 1035.  To meet Section 1035 requirements, the Insured named in the policy must be the Insured for the new policy or contract and the new policy or contract cannot extend the Maturity Date or otherwise delay a distribution that would extend the time that tax would be payable.  Generally, the new policy or contract will be treated as having the same issue date and tax basis as the old policy or contract.

If the policy or contract is subject to a policy Indebtedness that is discharged as part of the exchange transaction, the discharge of the Indebtedness may be taxable.  Owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.

Taxation of Death Benefits

Federal Income Tax.  The Death Benefit is generally excludable from the beneficiary's gross income under Section 101 of the Code.  However, if the policy is transferred to a new policy owner for valuable consideration, a portion of the Death Benefit may be includible in the beneficiary’s gross income when it is paid.

The payout option selected by your beneficiary may affect how the payments received by the beneficiary are taxed.  Under the various payout options, the amount payable to the beneficiary may include earnings on the Death Benefit, which will be taxable as ordinary income.  For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the Death Benefit.  Your beneficiaries should consult with their tax advisors to determine the tax consequences of electing a payout option, based on their individual circumstances.

Special federal income tax considerations for life insurance policies owned by employers.   In 2006, President Bush signed the Pension Protection Act of 2006, which contains new Code Sections 101(j) and 6039I, which affect the tax treatment of life insurance contracts owned by the employer of the Insured.  These provisions are generally effective for life insurance contracts issued after August 17, 2006,  If a life insurance policy was issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after that date for purposes of section 101(j).  Contracts issued after August 17, 2006 pursuant to a Section 1035 exchange generally are excluded from the operation of these new provisions, provided that the contract received in the exchange does not have a material increase in death benefit or other material change with respect to the old contract.

New Section 101(j) provides the general rule that, with respect to an employer-owned life insurance contract, the amount of death benefit payable directly or indirectly to the employer that may be excluded from income cannot exceed the sum of Premiums and other payments paid by the policyholder for the contract.  Consequently, under this general rule, the entire death benefit, less the cost to the policyholder, will be taxable.  Although Section 101(j) is not clear, if lifetime distributions from the contract are made as a nontaxable return of premium, it appears that the reduction would apply for Section 101(j) purposes and reduce the amount of Premiums for this purpose.

There are 2 exceptions to this general rule of taxability, provided that statutory notice, consent, and information requirements are satisfied.  These requirements are as follows:  Prior to the issuance of the company, (a) the employee is notified in writing that the employer intends to insure the employee's life, and the maximum face amount for which the employee could be Insured at the time that the contract is issued; (b) the employee provides written consent to being insured under the contract and that such coverage may continue after the Insured terminates employment; and (c) the employee is informed in writing that the employer will be a beneficiary of any proceeds payable upon the death of the employee.  If the employer fails to meet all of those requirements, then neither exception can apply.

The 2 exceptions are as follows.  First, if proper notice and consent are given and received, and if the Insured was an employee at any time during the 12-month period before the Insured’s death, then new Section 101(j) would not apply.

Second, if proper notice and consent are given and received and, at the time that the contract is issued, and the Insured is either a director, a “highly compensated employee” (within the meaning of Section 414(q) of the Code without regard to paragraph (1)(B)(ii) thereof), or a “highly compensated individual” (within the meaning of Section 105(h)(5), except “35%” is substituted for “25%” in paragraph (C) thereof), then the new Section 101(j) would not apply.

Code Section 6039I requires any policyholder of an employer-owned contract to file an annual return showing (a) the number of employees of the policyholder, (b) the number of such employees insured under employee-owned contracts at the end of the year, (c) the total amount of insurance in force with respect to those contracts at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policyholder, and (e) that the policyholder has a valid consent for each Insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained).  Proper recordkeeping is also required by this section.

It is your responsibility to (a) provide the proper notice to each Insured, (b) obtain the proper consent from each Insured, (c) inform each Insured in writing that you will be the beneficiary of any proceeds payable upon the death of the Insured, and (d) file the annual return required by Section 6039I.  If you fail to provide the necessary notice and information, or fail to obtain the necessary consent, the death benefit will be taxable to you when received.  If you fail to file a properly completed return under Section 6039I, you could be required to pay a penalty.

Federal Transfer Taxes.  When the Insured dies, the Death Benefit will generally be included in the Insured's federal gross estate if: (1) the Proceeds were payable to or for the benefit of the Insured's estate; or (2) the Insured held any "incident of ownership" in the policy at death or at any time within 3 years of death.  An incident of ownership, in general, is any right that may be exercised by the policy owner, such as the right to borrow on the policy or the right to name a new beneficiary.

If the beneficiary is two or more generations younger than the Insured, the Death Benefit may be subject to the GSTT.  Pursuant to regulations issued by the U.S. Secretary of the Treasury, we may be required to withhold a portion of the Proceeds and pay them directly to the IRS as the GSTT tax payment.

If the policy owner is not the Insured or a beneficiary, payment of the Death Benefit to the beneficiary will be treated as a gift to the beneficiary from the policy owner.

Terminal Illness

Certain distributions made under a policy on the life of a “terminally ill individual” or a “chronically ill individual,” as those terms are defined in the Code, are treated as death proceeds.  See, “Taxation of Death Benefits,” above.

Special Considerations for Corporations

Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies.  In addition, the Premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.

For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes.  In addition, although increases to the Cash Surrender Value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.

Due to the complexity of these rules, and because they are affected by your facts and circumstances, you should consult with legal and tax counsel and other competent advisors regarding these matters.

Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations.  These cases involved relatively large loans against the policy’s Cash Value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company.  Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid.  Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted.  Corporations should consider, in consultation with tax professionals familiar with these matters, the impact of these decisions on the corporation’s intended use of the policy.

See, also, Business Uses of the Policy, below.

Taxes and the Value of Your Policy

For federal income tax purposes, a separate account is not a separate entity from the company.  Thus, the tax status of the separate account is not distinct from our status as a life insurance company.  Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Accumulation Units.  As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

At present, we do not expect to incur any federal income tax liability that would be chargeable to the Accumulation Units.  Based upon these expectations, no charge is being made against your Accumulation Units for federal income taxes.  If, however, we determine that taxes may be incurred, we reserve the right to assess a charge for these taxes.

We may also incur state and local taxes (in addition to those described in the discussion of the Premium Taxes) in several states.  At present, these taxes are not significant.  If they increase, however, charges for such taxes may be made that would decrease the value of your Accumulation Units.

Business Uses of the Policy

The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others.  The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement.  The IRS has also recently issued new guidance on split dollar insurance plans.  In addition, Internal Revenue Code Section 409A, which sets forth new rules for taxation of nonqualified deferred compensation, was added to the Code for deferrals after December 31, 2004.  Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement.

Non-Resident Aliens and Other Persons Who are not Citizens of the United States

Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy.  In addition, foreign law may impose additional taxes on the policy, the Death Benefit, or other distributions and/or ownership of the policy.

In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.

If you are a non-resident alien, or a resident alien, or if any of your beneficiaries (including your spouse) are not citizens of the United States, you should confer with a competent tax professional with respect to the tax treatment if this policy.

If you, the Insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States.  The foreign law (including regulations, rulings, treaties with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the Death Benefit, or other distributions and/or ownership of the policy.

Tax Changes

The foregoing discussion, which is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice.

The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised.  The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies.  It is reasonable to believe that such proposals, and future proposals, may be enacted into law.  The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may differ from its current positions on these matters.  In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy.

In 2001, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) was enacted into law.  EGTRRA contained numerous changes to the federal income, gift, estate and generation skipping transfer taxes, many of which are not scheduled to become effective until a future date.  Among other matters, EGTRRA provides for the repeal of the federal estate and generation-skipping transfer taxes after 2009; however, unless Congress and the President enact additional legislation, EGTRRA also provides that all of those changes will "sunset" after 2010, and the estate and generation skipping transfer taxes will be reinstated as if EGTRRA had never been enacted.

The foregoing is a general explanation as to certain tax matters pertaining to insurance policies.  It is not intended to be legal or tax advice.  You should consult your independent legal, tax and/or financial advisor.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively.  There is no way of predicting if, when, or to what extent any such change may take place.  We make no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.

Nationwide Life Insurance Company

We are a stock life insurance company organized under Ohio law.  We were founded in March, 1929 and our Home Office is One Nationwide Plaza, Columbus, Ohio 43215.  We provide long-term savings products by issuing life insurance, annuities and other retirement products.

Nationwide VLI Separate Account–7

Organization, Registration and Operation

Nationwide VLI Separate Account-7 is a separate account established under Ohio law.  We own the assets in this account and we are obligated to pay all benefits under the policies.  We may use the separate account to support other variable life insurance policies that we issue.  The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws. For purposes of federal securities laws, the separate account is, and will remain, fully funded at all times. This registration does not involve the SEC’s supervision of the separate account’s management or investment practices or policies.

The separate account is divided into Sub-Accounts that invest in shares of the underlying mutual funds.  We buy and sell the mutual shares at their respective NAV.  Any dividends and distributions from a mutual fund are reinvested at NAV in shares of that mutual fund.

Income, gains, and losses, whether or not realized, from the assets in the separate account will be credited to, or charged against, the separate account without regard to Nationwide's other income, gains, or losses.  Income, gains, and losses credited to, or charged against, a Sub-Account reflect the Sub-Account’s own Investment Experience and not the investment experience of our other assets.  The separate account's assets are held separately from our other assets and are not part of our general account.  We may not use the separate account’s assets to pay any of our liabilities other than those arising from the policies.  We will hold assets in the separate account equal to its liabilities, including required reserves.  The separate account may include other Sub-Accounts that are not available under the policies, and are not discussed in this prospectus.

If investment in a mutual fund is no longer possible, in our judgment becomes inappropriate for the purposes of the policy, or for any other reason in our sole discretion, we may substitute another mutual fund, subject to federal rules and regulations.  The substitute mutual fund may have different fees and expenses.  Substitution may be made with respect to existing investments or the investment of future Premium, or both.  We may close Sub-Accounts to allocations of Premiums or policy value, or both, at any time in our sole discretion.  The mutual funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.

We reserve the right to make other structural and operational changes affecting this separate account.

We do not guarantee any money you place in this separate account. The value of each Sub-Account will increase or decrease, depending on the Investment Experience of the corresponding mutual fund.  You could lose some or all of your money.

Addition, Deletion or Substitution of Mutual Funds

Where permitted by applicable law, we reserve the right to:

•	remove, combine, or add Sub-Accounts and make new Sub-Accounts available;

•	substitute shares of another mutual fund, which may have different fees and expenses, for shares of an existing mutual fund;

•	transfer assets supporting the policies from one Sub-Account to another, or from one separate account to another;

•	combine the separate account with other separate accounts, and/or create new separate accounts;

•	deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act or as any other form permitted by law; and

•	modify the policy provisions to reflect changes in the Sub-Accounts and the separate account to comply with applicable law.

We will notify you if we make any of the changes above.  Also, to the extent required by law, we will obtain the required orders, approvals and/or regulatory clearance from the appropriate government agencies (such as the various insurance regulators or the SEC).

Voting Rights

Although the separate account owns the mutual fund shares, you are the beneficial owner of those shares.  When a matter involving a mutual fund is subject to shareholder vote, unless there is a change in existing law, we will vote the separate account's shares only as you instruct.

When a shareholder vote occurs, you will have the right to instruct us how to vote.  The weight of your vote is based on the number of mutual fund shares that corresponds to the amount of Cash Value you have allocated to that mutual fund's Sub-Account (as of a date set by the portfolio).  We will vote shares for which no instructions are received in the same proportion as those that are received.  What this means to you is that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.

Legal Proceedings

Nationwide Life Insurance Company

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business.  It is often not possible to determine the ultimate outcome of the pending investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty.  Some matters, including certain of those referred to below, are in very preliminary stages, and Nationwide does not have sufficient information to make an assessment of the plaintiffs’ claims for liability or damages.  In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period.  In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available.  Nationwide does not believe, based on information currently known by management, that the outcomes of such pending investigations and legal proceedings are likely to have a material adverse effect on Nationwide’s consolidated financial position.  However, given the large and/or indeterminate amounts sought in certain of these matters and inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could have a material adverse effect on Nationwide’s consolidated financial results in a particular quarterly or annual period.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices.  A number of these lawsuits have resulted in substantial jury awards or settlements against life insurers other than Nationwide.

The financial services industry, including mutual fund, variable annuity, retirement plan, life insurance and distribution companies, has also been the subject of increasing scrutiny by regulators, legislators and the media over the past few years.  Numerous regulatory agencies, including the SEC, the Financial Industry Regulatory Authority and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues.  Nationwide has been contacted by or received subpoenas from the SEC and the New York State Attorney General, who are investigating market timing in certain mutual funds offered in insurance products sponsored by Nationwide.  Nationwide has cooperated with these investigations.  Information requests from the New York State Attorney General and the SEC with respect to investigations into late trading and market timing were last responded to by Nationwide and its affiliates in December 2003 and June 2005, respectively, and no further information requests have been received with respect to these matters.

In addition, state and federal regulators and other governmental bodies have commenced investigations, proceedings or inquiries relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales and replacements by producers on behalf of the issuer.  Also under investigation are compensation and revenue sharing arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, funding agreements issued to back medium-term note (MTN) programs, recordkeeping and retention compliance by broker/dealers, and supervision of former registered representatives.  Related investigations, proceedings or inquiries may be commenced in the future.  Nationwide and/or its affiliates have been contacted by or received subpoenas from state and federal regulatory agencies and other governmental bodies, state securities law regulators and state attorneys general for information relating to certain of these investigations, including those relating to compensation, revenue sharing and bidding arrangements, anti-competitive activities, unsuitable sales or replacement practices, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, and funding agreements backing the Nationwide MTN program.  Nationwide is cooperating with regulators in connection with these inquiries and will cooperate with Nationwide Mutual Insurance Company (NMIC) in responding to these inquiries to the extent that any inquiries encompass NMIC’s operations.

These proceedings are expected to continue in the future and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including mutual fund, retirement plan, life insurance and annuity companies.  These proceedings also could affect the outcome of one or more of Nationwide’s litigation matters.  There can be no assurance that any such litigation or regulatory actions will not have a material adverse effect on Nationwide in the future.

On November 20, 2007, Nationwide and Nationwide Retirement Solutions, Inc. (NRS) were named in a lawsuit filed in the Circuit Court of Jefferson County, Alabama entitled Ruth A. Gwin and Sandra H. Turner, and a class of similarly situated individuals v NLIC, NRS, Alabama State Employees Association, PEBCO, Inc. and Fictitious Defendants A to Z.  The plaintiffs purport to represent a class of all participants in the Alabama State Employees Association (ASEA) plan, excluding members of the Board of Control during the Class Period and excluding ASEA’s directors, officers and board members during the class period.  The class period is the date from which Nationwide and/or NRS first made a payment to ASEA or PEBCO arising out of the funding agreement dated March 24, 2004 to the date class notice is provided.  The plaintiffs allege that the defendants breached their fiduciary duties, converted plan participants’ properties, and breached their contract when payments were made and the plan was administered under the funding agreement.  The complaint seeks a declaratory judgment, an injunction, disgorgement of amounts paid, compensatory and punitive damages, interest, attorneys’ fees and costs, and such other equitable and legal relief to which the plaintiffs and class members may be entitled.  On January 9, 2008, Nationwide and NRS filed a Notice of Removal to the United States District Court Northern District of Alabama, Southern Division.  On January 16, 2008, Nationwide and NRS filed a motion to dismiss.  On January 24, 2008, the plaintiffs filed a motion to remand.  The motions have been fully briefed.  Nationwide and NRS intend to defend this case vigorously.

On July 11, 2007, Nationwide was named in a lawsuit filed in the United States District Court for the Western District of Washington at Tacoma entitled Jerre Daniels-Hall and David Hamblen, Individually and on behalf of All Others Similarly Situated v. National Education Association, NEA Member Benefits Corporation, Nationwide Life Insurance Company, Security Benefit Life Insurance Company, Security Benefit Group, Inc., Security Distributors, Inc., et. al.  The plaintiffs seek to represent a class of all current or former National Education Association (NEA) members who participated in the NEA Valuebuilder 403(b) program at any time between January 1, 1991 and the present (and their heirs and/or beneficiaries).  The plaintiffs allege that the defendants violated the Employee Retirement Income Security Act of 1974, as amended (ERISA) by failing to prudently and loyally manage plan assets, by failing to provide complete and accurate information, by engaging in prohibited transactions, and by breaching their fiduciary duties when they failed to prevent other fiduciaries from breaching their fiduciary duties.  The complaint seeks to have the defendants restore all losses to the plan, restoration of plan assets and profits to participants, disgorgement of endorsement fees, disgorgement of service fee payments, disgorgement of excessive fees charged to plan participants, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees.  On October 12, 2007, Nationwide filed a motion to dismiss.  The motion has been fully briefed.  Nationwide intends to defend this lawsuit vigorously.

On November 15, 2006, Nationwide Financial Service, Inc. (NFS), Nationwide and NRS were named in a lawsuit filed in the United States District Court for the Southern District of Ohio entitled Kevin Beary, Sheriff of Orange County, Florida, In His Official Capacity, Individually and On Behalf of All Others Similarly Situated v. Nationwide Life Insurance Co., Nationwide Retirement Solutions, Inc. and Nationwide Financial Services, Inc.  The plaintiff seeks to represent a class of all sponsors of 457(b) deferred compensation plans in the United States that had variable annuity contracts with the defendants at any time during the class period, or in the alternative, all sponsors of 457(b) deferred compensation plans in Florida that had variable annuity contracts with the defendants during the class period.  The class period is from January 1, 1996 until the class notice is provided.  The plaintiff alleges that the defendants breached their fiduciary duties by arranging for and retaining service payments from certain mutual funds.  The complaint seeks an accounting, a declaratory judgment, a permanent injunction and disgorgement or restitution of the service fee payments allegedly received by the defendants, including interest.  On January 25, 2007, NFS, Nationwide and NRS filed a motion to dismiss.  On September 17, 2007, the Court granted the motion to dismiss.  On October 1, 2007, the plaintiff filed a motion to vacate judgment and for leave to file an amended complaint.  On October 25, 2007, NFS, Nationwide and NRS filed their opposition to the plaintiff’s motion.  NFS, Nationwide and NRS continue to defend this lawsuit vigorously.

On February 11, 2005, Nationwide was named in a class action lawsuit filed in Common Pleas Court, Franklin County, Ohio entitled Michael Carr v. Nationwide Life Insurance Company.  The plaintiff claims that the total of modal payments that policyholders paid per year exceeded the guaranteed maximum premium provided for in the policy. The complaint seeks recovery for breach of contract, fraud by omission, violation of the Ohio Deceptive Trade Practices Act and unjust enrichment.  The complaint also seeks unspecified compensatory damages, disgorgement of all amounts in excess of the guaranteed maximum premium and attorneys’ fees.  On February 2, 2006, the court granted the plaintiff’s motion for class certification on the breach of contract and unjust enrichment claims.  The court certified a class consisting of all residents of the United States and the Virgin Islands who, during the class period, paid premiums on a modal basis to Nationwide for term life insurance policies issued by Nationwide during the class period that provide for guaranteed maximum premiums, excluding certain specified products.  Excluded from the class are Nationwide; any parent, subsidiary or affiliate of Nationwide; all employees, officers and directors of Nationwide; and any justice, judge or magistrate judge of the State of Ohio who may hear the case.  The class period is from February 10, 1990 through February 2, 2006, the date the class was certified.  On January 26, 2007, the plaintiff filed a motion for summary judgment.  On April 30, 2007, Nationwide filed a motion for summary judgment.  On February 4, 2008, the Court entered its ruling on the parties’ pending motions for summary judgment.  The Court granted Nationwide’s motion for summary judgment for some of the plaintiffs’ causes of action, including breach of contract claims on all decreasing term policies, plaintiff Carr’s individual claims for fraud by omission, violation of the Ohio Deceptive Trade Practices Act and all unjust enrichment claims.  However, several claims against Nationwide remain, including plaintiff Carr’s individual claim for breach of contract and the plaintiff Class’ claims for breach of contract for the term life policies in 43 of 51 jurisdictions.  The Court has requested additional briefing on Nationwide’s affirmative defense that the doctrine of voluntary payment acts as a defense to the breach of contract claims. Nationwide continues to defend this lawsuit vigorously.

On April 13, 2004, Nationwide was named in a class action lawsuit filed in Circuit Court, Third Judicial Circuit, Madison County, Illinois, entitled Woodbury v. Nationwide Life Insurance Company.  Nationwide removed this case to the United States District Court for the Southern District of Illinois on June 1, 2004.  On December 27, 2004, the case was transferred to the United States District Court for the District of Maryland and included in the multi-district proceeding entitled In Re Mutual Funds Investment Litigation.  In response, on May 13, 2005, the plaintiff filed the first amended complaint purporting to represent, with certain exceptions, a class of all persons who held (through their ownership of an Nationwide annuity or insurance product) units of any Nationwide sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing or stale price trading activity.  The first amended complaint purports to disclaim, with respect to market timing or stale price trading in Nationwide’s annuities sub-accounts, any allegation based on Nationwide’s untrue statement, failure to disclose any material fact, or usage of any manipulative or deceptive device or contrivance in connection with any class member’s purchases or sales of Nationwide annuities or units in annuities sub-accounts.  The plaintiff claims, in the alternative, that if Nationwide is found with respect to market timing or stale price trading in its annuities sub-accounts, to have made any untrue statement, to have failed to disclose any material fact or to have used or employed any manipulative or deceptive device or contrivance, then the plaintiff purports to represent a class, with certain exceptions, of all persons who, prior to Nationwide’s untrue statement, omission of material fact, use or employment of any manipulative or deceptive device or contrivance, held (through their ownership of an Nationwide annuity or insurance product) units of any Nationwide sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing activity.  The first amended complaint alleges common law negligence and seeks to recover damages not to exceed $75,000 per plaintiff or class member, including all compensatory damages and costs.  On June 1, 2006, the District Court granted Nationwide’s motion to dismiss the plaintiff’s complaint.  The plaintiff appealed the District Court’s decision, and the issues have been fully briefed.  Nationwide continues to defend this lawsuit vigorously.

On August 15, 2001, NFS and Nationwide were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company.  Currently, the plaintiffs’ fifth amended complaint, filed March 21, 2006, purports to represent a class of qualified retirement plans under ERISA that purchased variable annuities from Nationwide.  The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that Nationwide and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds.  The complaint seeks disgorgement of some or all of the payments allegedly received by NFS and Nationwide, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees.  To date, the District Court has rejected the plaintiffs’ request for certification of the alleged class.  On September 25, 2007, NFS’ and Nationwide’s motion to dismiss the plaintiffs’ fifth amended complaint was denied.  On October 12, 2007, NFS and Nationwide filed their answer to the plaintiffs’ fifth amended complaint and amended counterclaims.  On November 1, 2007, the plaintiffs filed a motion to dismiss NFS’ and Nationwide’s amended counterclaims.  On November 15, 2007, the plaintiffs filed a motion for class certification.  On February 8, 2008, the Court denied the plaintiffs’ motion to dismiss the amended counterclaim, with the exception that it was tentatively granting the plaintiffs’ motion to dismiss with respect to the Companies’ claim that it could recover any “disgorgement remedy” from plan sponsors.  NFS and Nationwide continue to defend this lawsuit vigorously.

Nationwide Investment Services Corporation

The general distributor, Nationwide Investment Services Corporation, is not engaged in litigation of a material nature.

Financial Statements

The Statement of Additional Information ("SAI") contains the financial statements of Nationwide VLI Separate Account-7 and the financial statements of Nationwide Life Insurance Company and subsidiaries.  You may obtain a copy of the SAI FREE OF CHARGE by contacting us at the address or telephone number on the first page of this prospectus.  Please consider the consolidated financial statements of the company and subsidiaries only as bearing on our ability to meet the obligations under the policy.  You should not consider the consolidated financial statements of the company as affecting the investment performance of the assets of the separate account.

Appendix A: Sub-Account Information

The Sub-Accounts listed below invest in corresponding mutual funds that are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.  There is no guarantee that the investment objectives will be met.

Please refer to the prospectus for each underlying mutual fund for more detailed information.

AIM Variable Insurance Funds - AIM V.I. Capital Development Fund: Series I Shares
Investment Adviser:	AIM Advisors, Inc.
Investment Objective:	Long-term capital growth.

American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term total return using a strategy that seeks to protect against U.S inflation.

American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth.

American Century Variable Portfolios, Inc. - American Century VP Value Fund: Class I
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.

Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
Investment Adviser:	The Dreyfus Corporation
Investment Objective:	To match performance of the S&P SmallCap 600 Index®.

Dreyfus Stock Index Fund, Inc.: Initial Shares
Investment Adviser:	The Dreyfus Corporation
Investment Objective:	To match performance of the S&P 500.

Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial Shares
Investment Adviser:	The Dreyfus Corporation
Investment Objective:	Long-term capital growth consistent with the preservation of capital.

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class
Investment Adviser:	FMR
Sub-adviser:	Fidelity Research & Analysis Company
Investment Objective:	Reasonable income.

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Capital appreciation.

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class R
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Long-term capital growth.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class
Investment Adviser:	FMR
Sub-adviser:	Fidelity Investments Money Management, Inc.
Investment Objective:	High level of current income.

Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class
Investment Adviser:	FMR
Sub-adviser:	Fidelity Research & Analysis Company
Investment Objective:	Long-term growth of capital.

Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Capital appreciation.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Fidelity Variable Insurance Products Fund - VIP Freedom Fund 2010 Portfolio: Service Class
Investment Adviser:	FMR
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

The assets of each VIP Freedom Fund are invested in a combination of other Fidelity VIP funds: domestic and international equity funds, investment-grade and high yield fixed-income funds, and money market/short-term funds (underlying Fidelity funds).  Each VIP Freedom Fund, as a shareholder in an underlying Fidelity fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity fund.  Please refer to the prospectus for the VIP Freedom Funds for more information.

Fidelity Variable Insurance Products Fund - VIP Freedom Fund 2020 Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

The assets of each Fidelity VIP Freedom Fund are invested in a combination of other VIP funds: domestic and international equity funds, investment-grade and high yield fixed-income funds, and money market/short-term funds (underlying Fidelity funds).  Each VIP Freedom Fund, as a shareholder in an underlying Fidelity fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity fund.  Please refer to the prospectus for the VIP Freedom Funds for more information.

Fidelity Variable Insurance Products Fund - VIP Freedom Fund 2030 Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

The assets of each VIP Freedom Fund are invested in a combination of other VIP funds: domestic and international equity funds, investment-grade and high yield fixed-income funds, and money market/short-term funds (underlying Fidelity funds).  Each Fidelity VIP Freedom Fund, as a shareholder in an underlying Fidelity fund, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity fund.  Please refer to the prospectus for the VIP Freedom Funds for more information.

Franklin Templeton Variable Insurance Products Trust - Franklin Income Securities Fund: Class 2
Investment Adviser:	Franklin Advisors, Inc.
Investment Objective:	Maximum income while maintaining prospects for capital appreciation.

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value Securities Fund: Class 1
Investment Adviser:	Franklin Advisory Services, LLC
Investment Objective:	Long-term total return.

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 3
Investment Adviser:	Templeton Investment Counsel, LLC
Investment Objective:	Long-term capital growth.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Franklin Templeton Variable Insurance Products Trust - Templeton Global Income Securities Fund: Class 3
Investment Adviser:	Franklin Advisors, Inc.
Investment Objective:	High current income, with preservation of capital. Capital appreciation is a secondary consideration.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Janus Aspen Series - Forty Portfolio: Service Shares
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

Janus Aspen Series - International Growth Portfolio: Service II Shares
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term capital growth.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Lehman Brothers Advisers Management Trust - AMT Short Duration Bond Portfolio: I Class
Investment Adviser:	Neuberger Berman Management Inc.
Sub-adviser:	Neuberger Berman, LLC
Investment Objective:	Highest available current income consistent with liquidity and low risk to principal and, secondarily, total return.

MFS® Variable Insurance Trust - MFS Value Series: Initial Class
Investment Adviser:	Massachusetts Financial Services Company
Investment Objective:	Capital appreciation and reasonable income.

Nationwide Variable Insurance Trust - American Funds NVIT Asset Allocation Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	Seeks to provide high total return (including income and capital gains) consistent with the preservation of capital.

Nationwide Variable Insurance Trust - American Funds NVIT Bond Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	Income and more price stability than stocks, and capital preservation over the long term. Seeks to maximize an investor’s level of current income and preserve the investor’s capital.

Nationwide Variable Insurance Trust - American Funds NVIT Global Growth Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	Capital appreciation through stocks.

Nationwide Variable Insurance Trust - American Funds NVIT Growth Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	Seeks returns from both capital gains as well as income generated by dividends paid by stock insurers.

Nationwide Variable Insurance Trust - American Funds NVIT Growth-Income Fund: Class II
Investment Adviser:	Capital Research and Management Company
Investment Objective:	Capital appreciation principally through investment in stocks.

Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Federated Investment Management Company
Investment Objective:	High current income.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - Gartmore NVIT Emerging Markets Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Gartmore Global Partners
Investment Objective:	Long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - Nationwide Multi-Manager NVIT Small Cap Growth Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Oberweis Asset Management, Inc.; Waddell & Reed Investment Management Company
Investment Objective:	Capital growth.

Nationwide Variable Insurance Trust - Nationwide Multi-Manager NVIT Small Cap Value Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Epoch Investment Partners, Inc.; J.P. Morgan Investment Management Inc.
Investment Objective:	Capital appreciation.

Nationwide Variable Insurance Trust - Nationwide Multi-Manager NVIT Small Company Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:
American Century Investment Management Inc.; Franklin Portfolio Associates LLC; Gartmore Global Partners; Morgan Stanley Investment Management Inc.; Neuberger Berman, LLC; Waddell & Reed Investment Management Company

Investment Objective:	Long-term growth of capital.

Nationwide Variable Insurance Trust - Nationwide NVIT Global Health Sciences Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Long-term capital appreciation.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - Nationwide NVIT Global Technology and Communications Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Long-term capital appreciation.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - Nationwide NVIT Government Bond Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	To provide a high level of income as is consistent with the preservation of capital.

Nationwide Variable Insurance Trust - Nationwide NVIT Investor Destinations Aggressive Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	To maximize growth of capital consistent with a more aggressive level of risk as compared to the other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - Nationwide NVIT Investor Destinations Conservative Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	High level of return consistent with a conservative level of risk compared to the other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - Nationwide NVIT Investor Destinations Moderate Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	High level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - Nationwide NVIT Investor Destinations Moderately Aggressive Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to the other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - Nationwide NVIT Investor Destinations Moderately Conservative Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	High level of total return consistent with a moderately conservative level of risk.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - Nationwide NVIT Mid Cap Growth Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Long-term capital appreciation.

Nationwide Variable Insurance Trust - Nationwide NVIT Money Market Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	High level of current income as is consistent with the preservation of capital and maintenance of liquidity.

Nationwide Variable Insurance Trust - Nationwide NVIT U.S. Growth Leaders Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Long-term growth of capital.

Nationwide Variable Insurance Trust - NVIT International Index Fund: Class VI
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Fund Asset Management, LP
Investment Objective:	To match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE® Index") as closely as possible before the deduction of Fund expenses.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - NVIT International Value Fund: Class III
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	The Boston Company Asset Management LLC
Investment Objective:	Long-term capital appreciation.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Fund Asset Management, LP
Investment Objective:	Capital appreciation.

Nationwide Variable Insurance Trust - NVIT Nationwide® Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Total return through a flexible combination of capital appreciation and current income.

Nationwide Variable Insurance Trust - Van Kampen NVIT Comstock Value Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Van Kampen Asset Management
Investment Objective:	Seeks capital growth and income through investments in equity securities, including common stocks and securities convertibles into common stocks.

Nationwide Variable Insurance Trust - Van Kampen NVIT Multi Sector Bond Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Van Kampen Asset Management
Investment Objective:	Above average total return over a market cycle of three to five years.

Oppenheimer Variable Account Funds - Oppenheimer Capital Appreciation Fund/VA: Non-Service Shares
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation by investing in securities of well-known, established companies.

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Class 3
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:
Long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation that are considered to have appreciation possibilities.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Oppenheimer Variable Account Funds - Oppenheimer High Income Fund/VA: Class 3
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	High level of current income.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Non-Service Shares
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	High total return which includes growth in the value of its shares as well as current income from equity and debt securities.

Oppenheimer Variable Account Funds - Oppenheimer Main Street Small Cap Fund®/VA: Non-Service Shares
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Blue Chip Growth Portfolio: Class II
Investment Adviser:	T. Rowe Price Investment Services
Investment Objective:	Long-term capital growth and, secondarily, income.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income Portfolio: Class II
Investment Adviser:	T. Rowe Price Investment Services
Investment Objective:	Substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

The Universal Institutional Funds, Inc. - Core Plus Fixed Income Portfolio: Class I
Investment Adviser:	Morgan Stanley Investment Management Inc.
Investment Objective:	Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

Appendix B: Definitions
Accelerated Death Benefit Payment– The actual benefit amount you will receive under the Accelerated Death Benefit Rider if the Eligibility and Conditions for Payment section is satisfied. The benefit amount you receive is reduced for risk deductions and adjustments for premature payment of the Base Policy Specified Amount.

Accumulation Unit– The measure of your investment in, or share of, a Sub-Account. Initially, we set the Accumulation Unit value at $10 for each Sub-Account.
Attained Age– A person’s age based on their birthday nearest the Policy Date plus the number of full years since the Policy Date.  If the last birthday was more than 182 days prior to the Policy Date, their nearest birthday will be their next birthday. The Insured's issue age is shown in the Policy Data Pages.

Base Policy Specified Amount– The amount of Death Benefit coverage under the policy on the Policy Date, excluding any Rider Specified Amount.  Subsequent to the Policy Date, the Death Benefit coverage will equal or exceed this amount unless you request a decrease in the Base Policy Specified Amount or take a partial surrender.

Cash Surrender Value – The Cash Value, subject to Indebtedness and the surrender charge.
Cash Value – The total of the Sub-Accounts you have chosen, which will vary with Investment Experience, and the policy loan and fixed accounts, to which interest will be credited daily.  We will deduct partial surrenders and the policy's periodic charges from the Cash Value.

Code – The Internal Revenue Code of 1986, as amended.
Death Benefit – The amount we pay to the beneficiary upon the Insured’s death, before payment of any unpaid outstanding loan balances or charges.
Grace Period– A 61-day period after which the Policy will Lapse if you do not make a sufficient payment.
Home Office– Our Home Offices are located at One Nationwide Plaza, Columbus, Ohio 43215.
In Force – The insurance coverage is in effect.
Indebtedness – The total amount of all outstanding policy loans, including principal and interest due.
Insured – The person whose life we insure under the policy, and whose death triggers the Death Benefit.
Investment Experience– The market performance of a mutual fund/Sub-Account.
Lapse – The policy terminates without value.
Maturity Date – The policy anniversary on which the Insured reaches Attained Age 120.
Minimum Required Death Benefit– The amount of Proceeds that must be payable to you upon death of the Insured so that the policy qualifies as life insurance under the Code.
Net Accumulated Premium – Cumulative Premiums less any partial Surrenders, Indebtedness, and any return of Premium due to Internal Revenue Code Section 7702 guidelines.
Net Amount At Risk – The policy’s base Death Benefit minus the policy’s Cash Value.

Net Asset Value (NAV) – The price each share of a mutual fund in which a Sub-Account invests.  It is calculated by subtracting the mutual fund’s liabilities from its total assets, and dividing that figure by the number of shares outstanding.  We use NAV to calculate the value of Accumulation Units.  NAV does not reflect deductions we make for charges we take from Sub-Accounts.

Net Premium – Premium after transaction charges, but before any allocation to an investment option.
Policy Continuation Premium Amount – The amount of Premium, on a monthly basis from the Policy Date, stated on the Policy Data Page, that you must pay, in the aggregate, to keep the policy In Force under the Guaranteed Policy Continuation Provision; however, this amount does not account for any increases in the Specified Amount, policy loans or partial surrenders, so you should anticipate paying more if you intend to request an increase in Specified Amount; take a policy loan; or request a partial surrender.

Policy Data Page(s)– The Policy Data Page contains more detailed information about the policy, some of which is unique and particular to the owner, the beneficiary and the Insured.
Policy Date – The date the policy takes effect as shown on the Policy Data Page. Policy years and months are measured from this date.
Policy Proceeds or Proceeds – Policy Proceeds may constitute the Death Benefit, or the amount payable if the policy matures or you choose to surrender the policy adjusted to account for any unpaid charges or policy loans and Rider benefits.

Premium – The amount of money you pay to begin and continue the policy.
Premium Waiver Benefit – The benefit received under the Premium Waiver Rider. The benefit takes the form of a monthly credit to the policy upon the Insured’s total disability for 6 consecutive months not caused by a risk not assumed. The amount credited to the policy is the lesser of; the Premium you specified; or the average actual monthly Premiums you paid over the last 36 months prior to the disability (or such shorter period of time that the policy has been In Force).

Premium Load – The aggregate of the sales load and premium tax charges.
Returned Premium – Any return of Premium due to Internal Revenue Code Section 7702 or 7702A guidelines.
Rider – An optional benefit you may purchase under the policy.
SEC – The Securities and Exchange Commission.
Specified Amount – The dollar or face amount of insurance coverage the owner selects.
Sub-Accounts – The mechanism we use to account for your allocations of Net Premium and cash value among the policy’s variable investment options.
Substandard Rating – A risk classification based on medical and non-medical factors used to determine the cost or charge associated with issuing life insurance.  Substandard risks are in addition to, and are assessed at a higher cost or premium compared to, traditional factors for standard risks, which include age, sex and smoking habits of the insured. Substandard Ratings are shown on the Policy Data Page and are represented alphabetically, ranging from A to Z, with Z representing the highest rating.

Total Specified Amount– The sum of the Base Policy Specified Amount and the Rider Specified Amount.
Us, we, our or the company – Nationwide Life Insurance Company.

Unadjusted Accelerated Death Benefit Payment– An amount equal to the percentage of the Base Policy Specified Amount you elect multiplied by the Base policy Specified Amount, when you request payment under the Accelerated Death Benefit Rider.  You do not receive the unadjusted amount because it does not include risk charges and adjustments we make due to the premature payment of the Base Policy Specified Amount being made.

Valuation Period – The period during which we determine the change in the value of the Sub-Accounts.  One Valuation Period ends and another begins with the close of trading on the New York Stock Exchange.

Waiver of Monthly Deduction Benefit – The benefit received under the Waiver of Monthly Deductions Rider. The benefit takes the form of a credit to the policy for the remainder of the policy year, of an amount necessary to keep the policy In Force.

You, your or the policy owner or Owner– The person named as the owner in the application, or the person assigned ownership rights.

Appendix C: Surrender Charge Examples

The information in the tables on this page is used to calculate the surrender charge for your policy based on the Specified Amount of your policy and your individual characteristics. The tables below are samples of the full tables provided in the Statement of Additional Information to this prospectus which is available on request.  The formula we use to calculate surrender charges is:

The maximum surrender charge ("SC") equals the lesser of (a) or (b), multiplied by (p); plus (c) multiplied by (d).  To calculate the actual surrender charge based on surrender in a particular policy year, multiply by (e); and, if applicable, multiply by (f); where:

(a)	= the Specified Amount multiplied by the rate indicated on the chart "Surrender Target Factor" below divided by 1,000; and

(b)	= Premiums paid by the policy owner during the first policy year

(p)	= is the surrender charge percentage in the range 24% - 65% which varies by age, sex, and risk classification; from = the "Surrender Charge Percentage" chart below;

(c)	= the Specified Amount divided by 1,000;

(d)	= the applicable rate from the "Administrative Target Factor" chart below;

(e)	= the applicable percentage from the "Reduction of Surrender Charges" table in the "Surrender Charges" section of this prospectus; and

(f)	= a Surrender Charge reduction factor applicable only to Specified Amount increases, .81 in all cases.

Surrender Target Factor used in (a) of the formula above
	Male	Male	Female	Female
Age	Preferred Non-tobacco	Standard Non-tobacco	Standard Tobacco	Standard Non-tobacco
0	n/a	1.673	n/a	1.316
35	7.380	7.825	7.482	6.584
36	7.756	8.224	7.857	6.914
74	65.372	69.310	59.593	54.422

Surrender Charge Percentage (p) in the formula above1

Age	Male	Female
0	65.0%	65.0%
35	65.0%	65.0%
36	65.0%	65.0%
74	47.0%	63.0%

Administrative Target Factor (d) in the formula above1
Issue Age	Band 2	Band 3	Band 4	Band 5
0	6.00	4.00	4.00	4.00
35	7.50	4.50	4.50	4.50
36	7.50	4.55	4.55	4.55
74	8.40	6.35	6.35	6.35

1"Bands" in the tables correspond to particular ranges of Specified Amount.  If there are increases, the total Specified Amount is used:
Band 2 = Specified Amounts equal to or greater than $100,000 and less than $250,000.
Band 3 = Specified Amounts equal to or greater than $250,000 and less than $500,000.
Band 4 = Specified Amounts equal to or greater than $500,000 and less than $1,000,000.
Band 5 = Specified Amounts equal to or greater than $1,000,000.

The examples that follow are based on characteristics of the Insured used to calculate the maximum, minimum, and representative surrender charges shown in the "Transaction Fees" portion of the "In Summary:  Fee Tables" section of the prospectus.  They are based on the formula and example tables above.

The maximum Surrender Charge calculation assumes: the Insured is a female, issue age 74, standard tobacco rate class; the Specified Amount is $100,000 (Band 2); premiums paid in the first year are $10,000, a full surrender is taken during the first policy year.

SC= [[[the lesser of (a, b)] x (p) + (c) x (d)] x (e)] x (f)
(f) Not applicable, applies to increases only.

(a) = ($100,000 / 1,000) x 69.148 = $6,914.80	(d) = 8.20
(b) = $10,000	(e) = 100%
(p) = 0.64
(c) = $100,000 / 1000 = $100

(a) is less than (b), so:

SC = [$6,914.80 x (0.64) + $100 x 8.20] x 100%

= [$4,425.47 + $820] x 100%

= $5,245.47 which corresponds to $52.45 per $1,000 of Specified Amount ($5,245.47 / $100).

Assume the policy is surrendered in the fifth year instead of the first, then (e), issue age 50+, = 77.5%

SC = $4,594.36 x 77.5%  = $3,560.63 which corresponds to $35.61 per $1,000 of Specified Amount ($3,560.63 / $100).

The minimum Surrender Charge calculation assumes: the Insured is a female, issue age 0; standard non-tobacco rate class, the Specified Amount is $500,000 (Band 4); premiums paid in the first year are $2,000, a full surrender is taken during the first policy year.

SC= [[[the lesser of (a, b)] x (p) + (c) x (d)] x (e)] x (f)

(a) = ($500,000 / 1,000) x 1.316 = $658.00	(d) = 4.00
(b) = $2,000	(e) = 100%
(p) = 0.65	(f) Not applicable, applies to increases only.
(c) = $500,000 / 1000 = $500

(a) is less than (b), so:

SC = [$658.00x (0.65) + $500 x 4.00] x 100%

= [$427.70 + $2,000] x 100%

= $2,427.70 which corresponds to $4.86 per $1,000 of Specified Amount ($2,427.70 / $500).

Assume the policy is surrendered in the fifth year instead of the first, then (e), issue age 0-49, = 87.5%

SC = $2,4727.70 x 87.5% = $2,124.24 which corresponds to $4.25 per $1,000 of Specified Amount ($2,124.24 / $500).

The representative surrender charge calculation assumes:  the Insured is a male, issue age 35, preferred non-tobacco rate class, the Specified Amount is $500,000 (Band 4), premiums paid in the first year are $7,000, and a complete surrender of the policy in the first policy year.

SC= [[[the lesser of (a, b)] x (p) + (c) x (d)]] x (e)] x (f)

(a) = ($500,000 / 1,000) x 7.38 = $3,690	(d) = 4.50
(b) = $7,000	(e) = 100%
(p) = 0.65	(f) Not applicable, applies to increases only.
(c) = $500,000 / 1000 = $500

(a) is less than (b), so:

SC = [$3,690 x (0.65) + $500 x 4.50] x 100%

= [$2,398.50 + $2,250] x 100%

= $4,648.50 which corresponds to $9.30 per $1,000 of Specified Amount ($4,648.50 / $500).

Assume the policy is surrendered in the fifth year instead of the first, then (e), issue age 0-49, = 87.5%

SC = $4,648.50 x 87.5% = $4,067.44 which corresponds to $8.13 per $1,000 of Specified Amount ($4,099.76 / $500).

The following example shows the impact of a Specified Amount increase prior to a complete surrender of the policy.  The surrender charge is calculated separately for the initial Specified amount and each increase.

For this example, assume the Insured is a male, issue age 35, standard non-tobacco rate class, the Specified Amount is $500,000 (Band 4), premiums paid in the first year are $6,000.  The Policy Date is January 1, 2005.  To calculate the maximum surrender charge assume the policy is completely surrendered in the first year.

SC= [[[the lesser of (a, b)] x (p) + (c) x (d)]] x (e)] x (f)

(a) = ($500,000 / 1,000) x 7.825 = $3,912.50	(d) = 4.50
(b) = $6,000	(e) = 100%
(p) = 0.65	(f) Not applicable, applies to increases only.
(c) = $500,000 / 1000 = $500

(a) is less than (b), so:

SC = [$3,912.50 x (0.65) + $500 x 4.50] x 100%

= [$2,543.13+ $2,250] x 100%

= $4,793.13 which corresponds to $9.59 per $1,000 of Specified Amount ($4,793.13 / $500).

Now assume the policy was not actually surrendered, and a Specified Amount increase of $100,000 (Band 4) is requested and becomes effective in the second policy year, on July 1, 2006.  (Note that the Attained Age of the person at the time the increase is issued is age 36 for purposes of finding the correct factors in the tables.  Also, note that Band 4 is applicable because the total Specified Amount $600,000 is used to determine Band).  The first year premium paid applicable to the increase is $1,000. To calculate the maximum surrender charge attributable to the increase, assume it is surrendered in the first year.

SC= [[the lesser of (a, b)] x (p) + (c) x (d)] x (e)] x (f)

(a) = ($100,000 / 1,000) x 8.224 = $822.40	(d) = 4.55
(b) = $1,000	(e) = 100%
(p) = 0.65	(f) = .81
(c) = $100,000 / 1000 = $100

(a) is less than (b), so:

SC = [$822.40 x (0.65) + $100 x 4.55] x 100%] x .81

= [$534.56 + $455.00] x 100%]  x 81%

= $989.56 x .81

= $801.54 which corresponds to $8.02 per $1,000 of Specified Amount ($801.54 / $100).

Now assume the policy is completely surrendered in the sixth policy year on March 1, 2010.

For the $500,000 initial Specified Amount, (e), issue age 0-49, = 80.0%, the applicable surrender charge is:

SC = $4,793.13 x 80.0% = $3,834.50 which corresponds to $7.67 per $1,000 of Specified Amount ($3,834.50 / $500).

For the $100,000 Specified Amount increase, (e), issue age 0-49, = 95.0%, (Note that even though the policy is being surrendered in the sixth year, more than three and less than four full years have passed since the date of the increase, so the fourth year surrender charge reduction percentage applies to that portion of Specified Amount.) the applicable surrender charge is:

SC = $801.54 x 95.0% = $761.47 which corresponds to $7.61 per $1,000 of Specified Amount ($761.47 / $100).

The combined surrender charge for a complete surrender of the policy in the sixth year is equal to:

SC = $3,834.50 + $761.47 = $4,595.97 which corresponds to $7.66 per $1,000 of Specified Amount ($4,595.97 / $600).

Outside back cover page

To learn more about this policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus.  For a free copy of the SAI, to receive personalized illustrations of Death Benefits, net cash surrender values, and cash values, and to request other information about this policy please call our Service Center at 1-800-547-7548 (TDD: 1-800-238-3035) or write to us at our Service Center at Nationwide Life Insurance Company, 5100 Rings Road, RR1-04-D4, Dublin, OH 43017-1522.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the policy.  Information about us and the policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-8090. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-21610.

Securities Act of 1933 Registration File No. 333-146649.